SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934 (AMENDMENT NO. __)

Filed by the Registrant Filed by a party other than the Registrant	☒ ☐

Check the appropriate box:

☐ Preliminary Proxy Statement ☒ Definitive Proxy Statement ☐ Definitive Additional Materials ☐ Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12	☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

KOMAG, INCORPORATED

(Name of Registrant as Specified in Its Charter)

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NOTICE OF

SPECIAL MEETING
OF STOCKHOLDERS
AND
PROXY STATEMENT

Beneficial owners of stock held by banks, brokers

or investments plans in “street name” will need
proof of ownership to be admitted to the meeting.
A recent brokerage statement or letter from your
broker are examples of proof of ownership.

KOMAG, INCORPORATED

1710 Automation Parkway
San Jose, California 95131

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To Be Held October 3, 2002

       We invite you to attend a special meeting of stockholders. The special meeting will be held at our headquarters, Building 10, 1710 Automation Parkway, San Jose, California 95131 on Thursday, October 3, 2002, at 10:00 a.m. At the special meeting, we will:

1) approve our 2002 Qualified Stock Option Plan;

2) approve our 2002 Employee Stock Purchase Plan;

3) ratify the appointment of KPMG LLP as our independent auditors for the fiscal year ending December 29, 2002; and

4) transact such other business as may properly come before the meeting or any adjournment of the meeting.

      These items of business are more fully described in the Proxy Statement accompanying this Notice. Stockholders who owned Komag stock at the close of business on August 15, 2002 will be entitled to vote at the special meeting. You may inspect a list of stockholders entitled to vote at the special meeting at our offices. The prompt return of your proxy will assist us in preparing for the special meeting. If you attend the special meeting and vote by ballot, your proxy will be revoked automatically and only your vote at the special meeting will be counted.

      All stockholders are cordially invited to attend the special meeting. A map to the location of the special meeting is included at the end of the Proxy Statement for reference.

Sincerely,

THIAN HOO TAN
Chief Executive Officer

San Jose, California

September 3, 2002

IMPORTANT: WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU

ARE REQUESTED TO VOTE PROMPTLY ON THE ENCLOSED PROXY

PROXY STATEMENT FOR THE SPECIAL MEETING OF STOCKHOLDERS
GENERAL
PRINCIPAL STOCKHOLDERS
STOCK OWNERSHIP BY DIRECTORS, NOMINEES AND EXECUTIVE OFFICERS
ITEM NO. 1 -- APPROVAL OF 2002 QUALIFIED STOCK PLAN
ITEM NO. 2 -- APPROVAL OF 2002 EMPLOYEE STOCK PURCHASE PLAN
ITEM NO. 3 -- RATIFICATION OF INDEPENDENT AUDITORS
EXECUTIVE COMPENSATION AND RELATED INFORMATION
OTHER INFORMATION
Changes in and Disagreements with Accountants on Accounting and Financial Disclosure
DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS

      For additional information regarding Komag, please contact:

Komag, Incorporated

Attn: Investor Relations
1710 Automation Parkway
San Jose, California 95131

Financial Information may also be accessed on our Web site at: www.komag.com

KOMAG, INCORPORATED

1710 Automation Parkway
San Jose, California 95131

PROXY STATEMENT
FOR THE SPECIAL MEETING OF STOCKHOLDERS
To Be Held October 3, 2002

GENERAL

      Our Board of Directors is soliciting proxies for our special meeting to be held on October 3, 2002. The special meeting will begin at 10:00 a.m. at our headquarters, Building 10, 1710 Automation Parkway, San Jose, CA 95131. Stockholders who owned Komag, Incorporated (Komag) stock on August 15, 2002 will be entitled to notice of and to vote at the special meeting.

      We first mailed this Proxy Statement and accompanying proxy to our stockholders on or about September 3, 2002.

Voting

      Your vote is important. As we describe in more detail below, if you were a holder of Komag stock on August 15, 2002 you may vote two ways:

•	by attending the meeting, or

•	by marking, signing, dating, and mailing your proxy in the envelope provided.

      On August 15, 2002, the record date for determination of stockholders entitled to vote at the special meeting, there were 22,826,283 shares of common stock outstanding. Each stockholder is entitled to one vote for each share of common stock held by that stockholder. Other matters submitted for stockholder approval at this special meeting will be decided by the affirmative vote of a majority of the shares present or represented and entitled to vote on each matter. Abstentions with respect to any matter other than the election of directors are treated as shares present or represented and have the same effect as negative votes. If shares are not voted by the broker who is the record holder of the shares, or if shares are not voted in other circumstances in which proxy authority is defective or has been withheld with respect to any matter, these non-voted shares are not deemed to be present or represented for purposes of determining whether stockholder approval of that matter has been obtained.

Revocability of Proxies

      Any person giving a proxy has the power to revoke it at any time before its exercise. You may revoke your proxy by filing a notice of revocation or another signed proxy with a later date with our Secretary at our principal executive office, 1710 Automation Parkway, San Jose, California 95131. You may also revoke your proxy by attending the special meeting and voting in person.

Solicitation

      Komag will pay the entire cost of soliciting, including preparing, assembling, printing and mailing this Proxy Statement and any additional soliciting materials furnished to our stockholders. We will furnish copies of solicitation materials to brokerage houses, fiduciaries, and custodians holding shares in their names that are beneficially owned by others so that they may forward the solicitation materials to the beneficial owners. In addition, we may reimburse those persons for their costs of forwarding the solicitation materials to the beneficial owners. Our directors, officers, employees or agents may also solicit proxies on our behalf. We will not pay any additional compensation to these individuals for any of those services. Except as described above, we do not presently intend to solicit proxies other than by mail.

PRINCIPAL STOCKHOLDERS

      The following table sets forth certain information regarding ownership of our common stock by each person known to us to be the beneficial owner of 5% or more of our common stock, based on information provided to us by the stockholders named below and filings on Schedules 13(d) and 13(g) with the Securities and Exchange Commission.

	Shares Beneficially Owned(1)

Name and Address of Beneficial Owner	Number		Percentage

Cerberus Partners, L.P.	9,772,142	(2)	42.8%
450 Park Avenue, 28th Floor
New York, New York 10022-2605
JDS Capital Management, Inc.	4,146,624	(3)	18.2%
780 Third Avenue, 45th Floor
New York, New York 10017
Attention: Giora Payes, Barbara Romasulo

(1)	The number of shares outstanding and percent of ownership is based on 22,826,283 shares of our common stock outstanding as of August 15, 2002.

(2)	As disclosed in the Schedule 13D filed by Stephen Feinberg, Stephen Feinberg exercises the sole power to vote and the sole power to direct the disposition of all of the shares of the common stock held by Cerberus Partners, L.P.

(3)	The JDS Capital Management, Inc. ownership was calculated by aggregating the ownership of the following funds: JDS Capital, L.P., managed by JDS Capital Management, LLC and Dimensional Partners, Ltd., with JDS Capital Management, Inc. as a subadvisor.

STOCK OWNERSHIP BY DIRECTORS, NOMINEES AND EXECUTIVE OFFICERS

      The table below indicates the number of shares of our common stock beneficially owned as of August 15, 2002 by

•	our directors;

•	each of the current executive officers listed in the Summary Compensation Table below; and

•	all current directors and executive officers as a group.

	Shares Beneficially
	Owned

Name	Number	Percentage

Thian Hoo Tan	None	0%
Michael A. Russak	None	0%
Christopher H. Bajorek	None	0%
Ray L. Martin	None	0%
Peter S. Norris	None	0%
Kathleen A. Bayless	None	0%
Kamran Honardoost	None	0%
Edward H. Siegler	None	0%
Tsutomu T. Yamashita	None	0%
Paul Brahe	None	0%
Chris A. Eyre	None	0%
Neil S. Subin	None	0%
Kenneth Swim	None	0%
David G. Takata	None	0%
Harry Van Wickle	None	0%
Raymond H. Weshcler	None	0%
Michael Lee Workman	None	0%
Current executive officers and directors as a group (17 persons)	None	0%

ITEM NO. 1 — APPROVAL OF 2002 QUALIFIED STOCK PLAN

Introduction

      Our board of directors determined that it is in the best interests of our company and our stockholders to adopt the 2002 Qualified Stock Plan, which is referred to in this Proxy Statement as the 2002 Stock Plan and is described in more detail below. In July 2002, the Board of Directors adopted the 2002 Stock Plan, and in August of 2002, approved certain amendments to the 2002 Stock Plan and reserved common stock for issuance thereunder, subject to stockholder approval, in the amount of 2,825,000 shares, plus an increase on January 1, 2005 of 750,000 shares. As of the date of this Proxy Statement, no options had been granted pursuant to the 2002 Stock Plan.

      The terms and provisions of the 2002 Stock Plan are summarized below. The summary, however, does not purport to be a complete description of the 2002 Stock Plan.

Description of the 2002 Qualified Stock Plan

      General. The purpose of the 2002 Stock Plan is to attract and retain the best available personnel for positions of substantial responsibility with our company, to provide additional incentive to the employees and consultants of our company and our subsidiaries and to promote the success of our business. Options granted under the 2002 Stock Plan may be either “incentive stock options” or nonstatutory stock options. Stock purchase rights may also be granted under the 2002 Stock Plan. As of August 15, 2002, approximately 3,515 employees (including 10 executive officers) were eligible to participate in the 2002 Stock Plan.

      Administration. The 2002 Stock Plan may generally be administered by our board of directors or a committee appointed by the board, which is referred to in this Proxy Statement as the administrator. The board has appointed our Compensation Committee as administrator of the 2002 Stock Plan. The administrator may make any determinations deemed necessary or advisable for the 2002 Stock Plan.

      Eligibility. Nonstatutory stock options and stock purchase rights may be granted under the 2002 Stock Plan to employees, directors and consultants of our company and any subsidiary of our company. Incentive stock options may be granted only to employees. The administrator, in its discretion, selects the employees, directors and consultants to whom options and stock purchase rights may be granted, the time or times at which such options and stock purchase rights shall be granted, and the exercise price and number of shares subject to each such grant.

      Limitations. Section 162(m) of the Internal Revenue Code places limits on the deductibility for federal income tax purposes of compensation paid to certain executive officers of our company. In order to preserve our ability to deduct the compensation income associated with options granted to such persons, the 2002 Stock Plan provides that no employee may be granted, in any fiscal year, options and stock purchase rights to purchase more than 1,500,000 shares of our common stock. Notwithstanding this limit, however, in connection with such individual’s initial employment, he or she may be granted options and stock purchase rights to purchase up to an additional 1,500,000 shares of our common stock.

      Terms and Conditions of Options. Each option is evidenced by a stock option agreement between us and the optionee, and is subject to the following terms and conditions:

      Exercise Price. 750,000 shares granted will have a per share exercise price equal to the greater of (i) $4.00 or (ii) the Fair Market Value on March 17, 2003; an additional 450,000 shares will have a per share exercise price equal to the Fair Market Value on March 15, 2004; and any shares added in 2005 will have a per share exercise price equal to the Fair Market Value on March 15, 2005. Notwithstanding the foregoing, the administrator shall have the right to grant options and stock purchase rights under the 2002 Stock Plan to purchase up to 1,625,000 shares with a per share exercise price as determined by such administrator.

      Exercise of Option; Form of Consideration. The administrator determines when options become exercisable, and may in its discretion, accelerate the vesting of any outstanding option. The means of payment for shares issued upon exercise of an option is specified in each option agreement. The 2002 Stock Plan permits payment to be made by cash, check, promissory note, other shares of our common stock (with some restrictions), cashless exercises, any other form of consideration permitted by applicable law, or any combination thereof.

      Term of Option. The term of an incentive stock option may be no more than ten (10) years from the date of grant; provided, however, that in the case of an incentive stock option granted to a 10% stockholder, the term of the option may be no more than five (5) years from the date of grant. No option may be exercised after the expiration of its term.

      Termination of Service. If an optionee’s service relationship terminates for any reason (excluding death or disability), then the optionee generally may exercise the option within three months of such termination to the extent that the option is vested on the date of termination, (but in no event later than the expiration of the term of such option as set forth in the option agreement). If an optionee’s service relationship terminates due to the optionee’s disability, the optionee generally may exercise the option, to the extent the option was vested on the date of termination, within 12 months from the date of such termination. If an optionee’s service relationship terminates due to the optionee’s death, the optionee’s estate or the person who acquires the right to exercise the option by bequest or inheritance generally may exercise the option, as to all of the shares subject to the option (including unvested shares), within 12 months from the date of such termination.

      Nontransferability of Options. Unless otherwise determined by the 2002 Stock Plan administrator, options granted under the 2002 Stock Plan are not transferable other than by will or the laws of descent and distribution, and may be exercised during the optionee’s lifetime only by the optionee.

      Other Provisions. The stock option agreement may contain other terms, provisions and conditions not inconsistent with the 2002 Stock Plan as may be determined by the administrator.

      Stock Purchase Rights. In the case of stock purchase rights, unless the administrator determines otherwise, the restricted stock purchase agreement shall grant us a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser’s employment with us for any reason (including death or disability). The purchase price for shares repurchased pursuant to the restricted stock purchase agreement shall be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to us. The repurchase option shall lapse at a rate determined by the administrator.

      Adjustments Upon Changes in Capitalization. In the event that our common stock changes by reason of any stock split, reverse stock split, stock dividend, combination, reclassification or other similar change in our capital structure effected without the receipt of consideration, appropriate adjustments shall be made in the number and class of shares of stock subject to the 2002 Stock Plan, the number and class of shares of stock subject to any option or stock purchase right outstanding under the 2002 Stock Plan, and the exercise price of any such outstanding option or stock purchase right.

      In the event of a liquidation or dissolution, any unexercised options or stock purchase rights will terminate. The administrator may, in its sole discretion, provide that each optionee shall have the right to exercise all or any part of the option or stock purchase right, including shares as to which the option or stock purchase right would not otherwise be exercisable.

      In connection with any change of control or merger of our company with or into another corporation or the sale of all or substantially all of our assets, each outstanding option and stock purchase right shall be assumed or an equivalent option or right substituted by the successor corporation. If the successor corporation refuses to assume the options and stock purchase rights or to substitute substantially equivalent options or rights, the optionee shall have the right to exercise the option or stock purchase right as to all the optioned stock, including shares not otherwise vested or exercisable. In such event, the administrator shall notify the optionee that the option or stock purchase right is fully exercisable for fifteen (15) days from the date of such notice and that the option or stock purchase right terminates upon expiration of such period.

      The administrator has the discretion to grant limited stock appreciation rights in tandem with outstanding options granted to officers subject to the short-swing profit restrictions. Upon the occurrence of a hostile take-over, each outstanding option with a limited stock appreciation right in effect for at least 6 months will be cancelled and the optionee will receive a cash distribution from us in an amount equal to the excess of the take-over price over the aggregate exercise price payable for such shares.

      Amendment and Termination of the 2002 Stock Plan. Our board of directors may amend, alter, suspend or terminate the 2002 Stock Plan, or any part thereof, at any time and for any reason. However, we are required to obtain stockholder approval for any amendment to the 2002 Stock Plan to the extent necessary and desirable to comply with applicable law. No action by our board of directors or stockholders may alter or impair any option or stock purchase right previously granted under the 2002 Stock Plan without the written consent of the optionee. Unless terminated earlier, the 2002 Stock Plan shall terminate in 2012.

Federal Income Tax Consequences

      Incentive Stock Options. An optionee who is granted an incentive stock option does not recognize taxable income at the time the option is granted or upon its exercise, although the exercise is an adjustment item for alternative minimum tax purposes and may subject the optionee to the alternative minimum tax. Upon a disposition of the shares more than two years after grant of the option and one year after exercise of the option, any gain or loss is treated as long-term capital gain or loss. Net capital gains on shares held more than 12 months may be taxed at a maximum federal rate of 20%. Capital losses are allowed in full against capital gains and up to $3,000 against other income. If these holding periods are not satisfied, the optionee recognizes ordinary income at the time of disposition equal to the difference between the exercise price and the lower of (i) the fair market value of the shares at the date of the option exercise or (ii) the sale price of the shares. Any gain or loss recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income is treated as long-term or short-term capital gain or loss, depending on the holding period. A different rule for measuring ordinary income upon such a premature disposition may apply if the optionee is also an officer, director, or 10% stockholder of our company. Unless limited by Section 162(m) of the Internal Revenue Code, we are entitled to a deduction in the same amount as the ordinary income recognized by the optionee.

      Nonstatutory Stock Options. An optionee does not recognize any taxable income at the time he or she is granted a nonstatutory stock option. Upon exercise, the optionee recognizes taxable income generally measured by the excess of the then fair market value of the shares over the exercise price. Any taxable income recognized in connection with an option exercise by an employee is subject to tax withholding by us. Unless limited by Section 162(m) of the Internal Revenue Code, we are entitled to a deduction in the same amount as the ordinary income recognized by the optionee. Upon a disposition of such shares by the optionee, any difference between the sale price and the optionee’s exercise price, to the extent not recognized as taxable income as provided above, is treated as long-term or short-term capital gain or loss, depending on the holding period. Net capital gains on shares held more than 12 months may be taxed at a maximum federal rate of 20%. Capital losses are allowed in full against capital gains and up to $3,000 against other income.

      Stock Purchase Rights. Stock purchase rights will generally be taxed in the same manner as nonstatutory stock options. However, restricted stock is subject to a “substantial risk of forfeiture” within the meaning of Section 83 of the Internal Revenue Code, because we may repurchase the stock when the purchaser ceases to provide services to us. As a result of this substantial risk of forfeiture, the purchaser will not recognize ordinary income at the time of purchase. Instead, the purchaser will recognize ordinary income on the dates when the stock is no longer subject to a substantial risk of forfeiture (i.e., when our right of repurchase lapses). The purchaser’s ordinary income is measured as the difference between the purchase price and the fair market value of the stock on the date the stock is no longer subject to right of repurchase.

      The purchaser may accelerate to the date of purchase his or her recognition of ordinary income, if any, and begin his or her capital gains holding period by timely filing (i.e., within thirty days of purchase), an election pursuant to Section 83(b) of the Internal Revenue Code. In such event, the ordinary income recognized, if any, is measured as the difference between the purchase price and the fair market value of the stock on the date of purchase, and the capital gain holding period commences on such date. The ordinary income recognized by a purchaser who is an employee will be subject to tax withholding by us. Different rules may apply if the purchaser is also an officer, director, or 10% stockholder of our company.

      The foregoing is only a summary of the effect of federal income taxation upon optionees and our company with respect to the grant and exercise of options under the 2002 Stock Plan. It does not purport to be complete, and does not discuss the tax consequences of the employee’s or consultant’s death or the provisions of the income tax laws of any municipality, state or foreign country in which the employee or consultant may reside.

Accounting Treatment

      Under current accounting rules, the issuance of our common stock under the 2002 Stock Plan will result in a compensation charge to the extent restricted stock and/or options are issued/granted at below the market value of our common stock. Such charge would be recorded to earnings over the related vesting period.

Recommendation of Board of Directors

      We are seeking the affirmative vote of a majority of the issued and outstanding shares present or represented and entitled to vote at the special meeting for approval of the adoption of the 2002 Qualified Stock Plan and the number of shares reserved for issuance thereunder. The Board of Directors recommends voting FOR this proposal.

ITEM NO. 2 — APPROVAL OF 2002 EMPLOYEE STOCK PURCHASE PLAN

Introduction

      Our board of directors has determined that it is in the best interests of our company and our stockholders to adopt the 2002 Employee Stock Purchase Plan, which is referred to in this Proxy Statement as the 2002 Purchase Plan and is described in more detail below. In August 2002, the board of directors adopted the 2002 Purchase Plan and reserved common stock for issuance under the plan, subject to stockholder approval, in the amount of 300,000 shares.

      The terms and provisions of the 2002 Purchase Plan are summarized below. The summary, however, does not purport to be a complete description of the 2002 Purchase Plan.

Description of the 2002 Purchase Plan

      General. The purpose of the 2002 Purchase Plan is to attract and retain the best available personnel, to provide additional incentive to our employees and to promote the success of our business.

      Administration. The 2002 Purchase Plan may generally be administered by our board of directors or a committee appointed by the board. The board has appointed our Compensation Committee as administrator of the 2002 Purchase Plan. The administrator may make any determinations deemed necessary or advisable for the 2002 Purchase Plan.

      As of August 15, 2002, approximately 3,515 employees (including 10 current executive officers) were eligible to participate in the 2002 Purchase Plan.

      Offering Period. The 2002 Purchase Plan is implemented by offering periods lasting approximately six months in duration with a new offering period commencing on the first trading day on or following the first day of the fiscal month of March and September of each year. The first offering period, however, will commence on March 1, 2003 and end on the last trading day before the end of the fiscal month of August, 2003. To participate in the 2002 Purchase Plan, each eligible employee must authorize payroll deductions pursuant to the 2002 Purchase Plan. Such payroll deductions may not exceed 10% of a participant’s compensation. Compensation is generally defined as base straight time gross earnings, and may also include, in the administrator’s discretion, overtime, shift premium, commissions, incentive compensation, bonuses and other compensation. Once an employee becomes a participant in the 2002 Purchase Plan, common stock will automatically be purchased under the 2002 Purchase Plan at the end of each offering period, unless the participant withdraws or terminates employment earlier, and the employee will automatically participate in each successive offering period until such time as the employee withdraws from the 2002 Purchase Plan or the employee’s employment with the company terminates.

      Purchase Price. The purchase price per share at which shares will be sold in an offering under the 2002 Purchase Plan is the lower of

•	85% of the fair market value of a share of our common stock on the first day of an offering period or

•	85% of the fair market value of a share of our common stock on the last day of each offering period.

The fair market value of the common stock on a given date is generally the average of the bid and asked price of the common stock as reported on the Nasdaq Over the Counter Bulletin Board, or the closing sale price of our common stock on any exchange on which our common stock is traded, for such date.

      Payment of Purchase Price; Payroll Deductions. The purchase price of the shares is accumulated by payroll deductions throughout the offering period. The number of shares of common stock a participant may purchase in each offering period is determined by dividing the total amount of payroll deductions withheld from the participant’s compensation during that offering period by the purchase price; provided, however, that a participant may not purchase more than 1,500 shares for each offering period and the aggregate number of shares purchased during any offering period may not exceed 150,000 shares. During the offering period, a participant may discontinue his or her participation in the 2002 Purchase Plan, and may decrease or increase the rate of payroll deductions in an offering period within limits set by the administrator.

      All payroll deductions made for a participant are credited to the participant’s account under the 2002 Purchase Plan, are withheld in whole percentages only and are included with the general funds of the company. Funds received by us pursuant to exercises under the 2002 Purchase Plan are also used for general corporate purposes. A participant may not make any additional payments into his or her account.

      Withdrawal. A participant may terminate his or her participation in the 2002 Purchase Plan at any time by giving the company a written notice of withdrawal. In such event, the payroll deductions credited to the participant’s account will be returned, without interest, to such participant. Payroll deductions will not resume unless a new subscription agreement is delivered in connection with a subsequent offering period.

      Termination of Employment. Termination of a participant’s employment for any reason, including death, cancels his or her participation in the 2002 Purchase Plan immediately. In such event the payroll deductions credited to the participant’s account will be returned without interest to such participant, his or her designated beneficiaries or the executors or administrators of his or her estate.

      Adjustments Upon Changes in Capitalization. In the event of any changes in the capitalization of the company effected without receipt of consideration by the company, such as a stock split, stock dividend, combination or reclassification of the common stock, resulting in an increase or decrease in the number of shares of common stock, proportionate adjustments will be made by the board of directors in the shares subject to purchase and in the price per share under the 2002 Purchase Plan. In the event of liquidation or dissolution of our company, the offering period then in progress will be shortened and a new exercise date will be set and the 2002 Purchase Plan will terminate immediately prior to the consummation of such event unless otherwise provided by our board of directors. In the event of a sale of all or substantially all of our assets or the merger of our company with or into another corporation, each option under the 2002 Purchase Plan shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation. If the successor corporation refuses to assume or substitute for the outstanding options, the offering period then in progress will be shortened and a new exercise date will be set.

      Amendment and Termination. Our board of directors may at any time and for any reason amend or terminate the 2002 Purchase Plan, except that no such termination shall affect options previously granted and no amendment shall make any change in an option granted prior thereto which adversely affects the rights of any participant. Stockholder approval for amendments to the 2002 Purchase Plan shall be obtained in such a manner and to such a degree as required to comply with all applicable laws or regulations. The 2002 Purchase Plan will terminate in 2012, unless terminated earlier by our board of directors in accordance with the 2002 Purchase Plan.

Federal Income Tax Consequences

      The 2002 Purchase Plan is intended to be an “employee stock purchase plan” within the meaning of Section 423 of the Internal Revenue Code. Under a plan which so qualifies, no taxable income will be recognized by a participant, and no deductions will be allowable to us, upon either the grant or the exercise of the purchase rights. Taxable income will not be recognized until there is a sale or other disposition of the shares acquired under the 2002 Purchase Plan or in the event the participant should die while still owning the purchased shares.

      If the participant sells or otherwise disposes of the purchased shares within two years after the start date of the offering period in which such shares were acquired or within one year after the date on which those shares were actually purchased, then the participant will recognize ordinary income in the year of sale or disposition equal to the amount by which the fair market value of the shares on the purchase date exceeded the purchase price paid for those shares, and we will be entitled to an income tax deduction, for the taxable year in which such disposition occurs, equal in amount to such excess.

      If the participant sells or disposes of the purchased shares more than two years after his or her entry date into the offering period in which the shares were acquired and more than one year after the purchase date of those shares, then the participant will recognize ordinary income in the year of sale or disposition equal to the lesser of:

•	the amount by which the fair market value of the shares on the sale or disposition date exceeded the purchase price paid for those shares or

•	15% of the fair market value of the shares on the participant’s entry date into that offering period.

Any additional gain upon the disposition will be taxed as a long-term capital gain. We will not be entitled to an income tax deduction with respect to such disposition.

      If the participant still owns the purchased shares at the time of death, the lesser of:

•	the amount by which the fair market value of the shares on the date of death exceeds the purchase price or

•	15% of the fair market value of the shares on his or her entry date into the offering period in which those shares were acquired will constitute ordinary income in the year of death.

      The foregoing is only a summary of the effect of federal income taxation on participants and our company with respect to the grant and exercise of purchase rights under the 2002 Purchase Plan. It does not purport to be complete, and does not discuss the tax consequences of the employee’s death or the provisions of the income tax laws of any municipality, state or foreign country in which the employee or consultant may reside.

Accounting Treatment

      Under current accounting rules, the issuance of our common stock under the 2002 Purchase Plan will not result in a compensation expense chargeable against our reported earnings provided that prior to the beginning of each offering period we have an authorized share reserve equal to or greater than the number of shares issued during the offering period. However, we must disclose, in notes to our consolidated financial statements, the pro forma impact which the purchase rights granted under the 2002 Purchase Plan would have upon our reported earnings were the value of those purchase rights treated as compensation expense.

Recommendation of Board of Directors

      We are seeking the affirmative vote of a majority of the issued and outstanding shares present or represented and entitled to vote at the special meeting for approval of the adoption of the 2002 Employee Stock Purchase Plan and the number of shares reserved for issuance thereunder. The Board of Directors recommends voting FOR this proposal.

ITEM NO. 3 — RATIFICATION OF INDEPENDENT AUDITORS

      The Board of Directors has selected KPMG LLP as our independent auditors for the fiscal year ending December 29, 2002. The affirmative vote of the holders of a majority of the shares represented and voting at the special meeting will be required to ratify the selection of KPMG LLP.

      In the event the stockholders fail to ratify the appointment, the Board of Directors will reconsider its selection. Even if the selection is ratified, the Board in its discretion may direct the appointment of a different independent accounting firm at any time during the year if the Board feels that such a change would be in the best interests of our company and our stockholders. Unless otherwise instructed, the proxy holders will vote the proxies received by them FOR the ratification of the selection of KPMG LLP.

      KPMG LLP has audited our financial statements since 2001. Representatives of the firm, who are expected to be present at the special meeting, will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

Fees Billed to Komag by KPMG LLP during Fiscal 2001

Audit Fees

      Audit fees billed to us by KPMG LLP for the audit of our 2001 annual consolidated financial statements and the review of consolidated financial statements included in our 2001 quarterly reports were $200,557. We also paid audit fees to Ernst & Young LLP for the review of our financial statements included in our 2001 quarterly reports in the amount of $35,777.

Financial Information Systems Design and Implementation Fees

      We did not engage either KPMG LLP or Ernst & Young LLP to provide advice to us regarding financial information systems design and implementation during the 2001 fiscal year.

All Other Fees

      Fees billed to us by Ernst & Young LLP during 2001 for consultations on and reviews of registration statements, consultations on accounting standards and fresh-start reporting issues were $134,800. Fees billed to us by Ernst & Young LLP during our 2001 fiscal year for all other non-audit services were $225,542, primarily for advice on bankruptcy related issues. KPMG LLP did not bill us any fees during 2001 for consultations on and reviews of registration statements, consultations on accounting standards or fresh-start reporting issues. Fees billed to us by KPMG LLP during our 2001 fiscal year for all other non-audit services were $310,785, primarily for advice on bankruptcy related issues.

      Our 2001 Audit Committee considered and believed that the services to our company provided by Ernst & Young LLP and KPMG LLP were compatible with maintaining their independence.

Recommendation of the Board of Directors

      The affirmative vote of a majority of the issued and outstanding voting shares is sought for the ratification of the selection of KPMG LLP. The Board of Directors recommends voting FOR this proposal.

Director Remuneration

      Non-employee members of our board of directors receive $5,000 per fiscal quarter, a $2,000 meeting fee for each board meeting attended, and $1,000 for each board committee meeting attended, including telephonic meetings. We intend to grant each non-employee director an option to purchase 10,000 shares of our common stock in connection with his or her initial service on the board and an option to purchase an additional 5,000 shares of our common stock for each year of service as a director thereafter. All of the options held by each member of the board who served prior to our bankruptcy were cancelled pursuant to our plan of reorganization.

EXECUTIVE COMPENSATION AND RELATED INFORMATION

Employment Agreements and Change of Control Agreements

      We have entered into three-year employment contracts with certain of our executive officers, including the following individuals: Christopher Bajorek, Ray Martin, Peter Norris, Michael Russak, Edward Siegler and Thian Hoo Tan. These agreements provide for compensation at least equal to compensation levels as of the date immediately prior to our filing for bankruptcy (including annual market adjustments) and payments equal to 2.99 times annual compensation at the time of such termination or change in control in the event of termination without cause or a change of control of our company followed by a termination without cause within six months of such change of control event.

Compensation Committee Interlocks and Insider Participation

      Our 2001 Compensation and Stock Option Committee’s members, Donald Beadle, Irwin Federman and Michael Splinter, were independent directors who are not and have never been employees of our company and who further qualify as outside directors under Section 162(m) of the Internal Revenue Code. None of our executive officers served on the board of directors or compensation committee of any entity which has one or more of its executive officers serving as a member of our Board of Directors or the Compensation and Stock Option Committee.

Summary of Cash and Certain Other Compensation

      The following table sets forth the compensation earned by our Chief Executive Officer, and each of our four most highly compensated executive officers whose base salary and bonus for the 2001 fiscal year was in excess of $100,000 and one additional executive officer who earned in excess of $100,000, for services rendered in all capacities to us and our subsidiaries for the 2001, 2000, and 1999 fiscal years. In connection with our plan of reorganization, all outstanding options were cancelled as of June 30, 2002, the date we emerged from bankruptcy.

				Long-Term
				Compensation

	Annual Compensation			Stock Options
				Granted	All Other
Name and Principal Position	Year	Salary($)(1)	Bonus($)(2)	(# of Shares)	Compensation($)

Thian Hoo Tan	2001	423,077	43,269	500,000	2,539	(3)
Chief Executive Officer	2000	400,001	11,269	104,795	625	(3)
	1999	331,399	—	1,714,595	625	(3)
Michael A. Russak(6)	2001	334,231	200,000	200,000	4,260	(3)
President and Chief	2000	63,779	—	83,230	—
Technical Officer	1999	—	—	—	—
Christopher H. Bajorek	2001	374,999	36,058	106,000	1,969	(3)
Executive Vice President —	2000	374,999	8,941	83,230	1,070,631	(3)(4)
Advanced Technology	1999	372,922	—	466,460	723	(3)
Ray L. Martin	2001	287,500	28,846	—	4,387	(3)(5)
Executive Vice President —	2000	275,001	8,941	61,960	2,821	(3)(5)
Sales and Customer Service	1999	275,464	—	201,530	3,512	(3)(5)
Peter Norris(7)	2001	237,507	24,038	—	3,689	(3)
Executive Vice President —	2000	32,021	—	83,230	—
Strategic Business Development	1999	—	—	—	—
Edward H. Siegler(8)	2001	215,000	22,115	—	2,769	(3)
Vice President, Chief	2000	198,077	12,153	104,510	625	(3)
Financial Officer and Secretary	1999	—	—	—	—

(1)	Includes salary deferred under the Komag Savings and Deferred Profit Sharing Plan, which was terminated in connection with our emergence from chapter 11 bankruptcy proceedings.

(2)	Includes amounts earned for the indicated year as retention bonuses under the Discretionary Bonus Plan, which was terminated in connection with our emergence from chapter 11 bankruptcy proceedings.

(3)	Includes the matching contributions made by us on behalf of each named executive officer to the Section 401(k) Savings Program.

(4)	Includes $1,070,006 paid by us on behalf of Mr. Bajorek in connection with settlement of a lawsuit and associated payments.

(5)	Includes $2,389 paid by us on behalf of Mr. Martin in connection with his personal use of an automobile in 2001, $2,196 in 2000, and $2,887 in 1999.

(6)	Dr. Russak joined our company in October of 2000 and became President in February of 2001.

(7)	Mr. Norris joined our company in October of 2000.

(8)	Mr. Siegler became Vice President, Chief Financial Officer and Secretary in February of 2000.

Option Grants and Stock Grants

      All of the options to purchase our common stock that were outstanding immediately prior to our emergence from chapter 11 bankruptcy proceedings, including those option grants to executive officers made during fiscal 2001, were cancelled effective June 30, 2002, when we emerged from chapter 11 bankruptcy proceedings. As of the date of this Proxy Statement, no options or stock awards have been granted to any of our executive officers, directors or non-executive officers.

      The following table sets forth the number of shares of restricted stock we intend to grant under our 2002 Stock Plan to the persons identified below:

New Plan Benefits(1)

2002 Qualified Stock Plan

Name and Position	Number of Units

Thian Hoo Tan, Chief Executive Officer	225,000
Michael A. Russak, President and Chief Technical Officer	90,000
Christopher H. Bajorek, Executive Vice President — Advanced Technology	75,000
Ray L. Martin, Executive Vice President — Sales and Customer Service	50,000
Peter Norris, Executive Vice President — Strategic Business Development	50,000
Edward H. Siegler, Vice President, Chief Financial Officer and Secretary	35,000
Executive Group (10 persons)	620,000
Non-Executive Director Group (8 persons)	10,000
Non-Executive Officer Employee Group (3,414 persons)	958,749

(1)	The value of the restricted stock grants to be made under our 2002 Stock Plan cannot be determined until such time as the grants are actually made.

OTHER INFORMATION

Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

      We issued a press release on November 19, 2001, announcing that our auditors, Ernst & Young LLP, resigned after a fourteen-year period of engagement. As described in the press release, Ernst & Young resigned due to a conflict between the requirement that the Bankruptcy Court approve our auditors, and certain terms required by Ernst & Young in its engagement agreement for debtors, such as us, in Chapter 11 proceedings. Our Board of Directors approved the decision to change independent accountants.

      Ernst & Young’s reports on our financial statements for the years ended 2000 and 1999 did not contain an adverse opinion or a disclaimer of opinion, nor were the opinions qualified or modified as to uncertainty, audit scope, or accounting principles. However, Ernst & Young did report uncertainty as to our ability to continue as a going concern. During our 2000 and 1999 fiscal years and the subsequent interim period preceding Ernst & Young’s resignation, there were no disagreements with Ernst & Young on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved to the satisfaction of Ernst & Young, would have caused it to make reference to the subject matter of the disagreement in connection with its reports on the financial statements for such years.

      During our 2000 and 1999 fiscal years and the subsequent interim period preceding Ernst & Young’s resignation, there were no “reportable events” as that term is defined in Regulation S-K Item 304(a)(1)(v).

We requested that Ernst & Young furnish us with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of that letter, which is dated November 26, 2001, is filed as Exhibit 16 to our Annual Report on Form 10-K for the fiscal year 2001.

      We engaged KPMG LLP (KPMG) as our principal accountants effective as of November 19, 2001. During our 2000 and 1999 fiscal years and the subsequent interim period prior to engaging KPMG, neither Komag nor anyone on its behalf consulted with KPMG regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, and neither a written report nor oral advice was provided to us by KPMG that was an important factor considered by us in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

Other Business

      The Board of Directors knows of no other business that will be presented for consideration at the special meeting. If other matters are properly brought before the special meeting, however, it is the intention of the persons named in the accompanying proxy to vote the shares represented thereby on such matters in accordance with their best judgment.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS

      Our stockholders may submit proposals that they believe should be voted upon at the next annual meeting. In accordance with the applicable rules under the Securities Exchange Act of 1934, as amended, any proposal or nomination must be submitted in writing to our Secretary within a reasonable time before we begin to print and mail our proxy materials. This submission must include certain specified information concerning the proposal. Proposals or nominations not meeting these requirements will not be entertained at the annual meeting. The Secretary should be contacted in writing at the address on the first page of this Proxy Statement to make any submission or to obtain additional information as to the proper form and content of submissions. Stockholders interested in submitting a proposal are advised to contact knowledgeable counsel with regards to the detailed requirements of submitting such a proposal.

Sincerely,

THIAN HOO TAN
Chief Executive Officer

KOMAG, INCORPORATED

        The special meeting of stockholders will be held at 10:00 a.m. on Thursday, October 3, 2002, at Komag, Building 10, located at:

1710 Automation Parkway

San Jose, California 95131

Appendix A

KOMAG INCORPORATED

2002 QUALIFIED STOCK PLAN

     1. Purposes of the Plan. The purposes of this 2002 Qualified Stock Plan are:

•	to attract and retain the best available personnel for positions of substantial responsibility,

•	to provide additional incentive to Employees, Directors and Consultants, and

•	to promote the success of the Company’s business.

          Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options, as determined by the Administrator at the time of grant. Stock Purchase Rights may also be granted under the Plan.

     2. Definitions. As used herein, the following definitions shall apply:

          (a) “Administrator” means the Board or any of its Committees as shall be administering the Plan, in accordance with Section 4 of the Plan.

          (b) “Applicable Laws” means the requirements relating to the administration of stock option plans under U. S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Options or Stock Purchase Rights are, or will be, granted under the Plan.

          (c) “Board” means the Board of Directors of the Company.

          (d) “Change in Control” means the occurrence of any of the following events:

               (i) Any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the “beneficial owner” (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the total voting power represented by the Company’s then outstanding voting securities; or

               (ii) The consummation of the sale or disposition by the Company of all or substantially all of the Company’s assets;

               (iii) A change in the composition of the Board occurring within a two-year period, as a result of which fewer than a majority of the directors are Incumbent Directors. “Incumbent Directors” means directors who either (A) are Directors as of the effective date of the Plan, or (B) are elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination (but will not include an individual whose election or nomination is in connection with an actual or threatened proxy contest relating to the election of directors to the Company); or

               (iv) The consummation of a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity or its parent outstanding immediately after such merger or consolidation.

          (e) “Code” means the Internal Revenue Code of 1986, as amended.

          (f) “Committee” means a committee of Directors appointed by the Board in accordance with Section 4 of the Plan.

          (g) “Common Stock” means the common stock of the Company.

          (h) “Company” means Komag Incorporated, a Delaware corporation.

          (i) “Consultant” means any natural person, including an advisor, engaged by the Company or a Parent or Subsidiary to render services to such entity.

          (j) “Director” means a member of the Board.

          (k) “Disability” means total and permanent disability as defined in Section 22(e)(3) of the Code.

          (l) “Employee” means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. A Participant shall not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor. For purposes of Incentive Stock Options, no such leave may exceed ninety days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, then three (3) months following the 91st day of such leave any Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option. Neither service as a Director nor payment of a director’s fee by the Company shall be sufficient to constitute “employment” by the Company.

          (m) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

          (n) “Fair Market Value” means, as of any date, the value of Common Stock determined as follows:

               (i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system on the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

               (ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

               (iii) In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Administrator.

          (o) “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

          (p) “Nonstatutory Stock Option” means an Option not intended to qualify as an Incentive Stock Option.

          (q) “Notice of Grant” means a written or electronic notice evidencing certain terms and conditions of an individual Option or Stock Purchase Right grant. The Notice of Grant is part of the Option Agreement.

          (r) “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

          (s) “Option” means a stock option granted pursuant to the Plan.

          (t) “Option Agreement” means an agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.

          (u) “Optioned Stock” means the Common Stock subject to an Option or Stock Purchase Right.

          (v) “Optionee” means the holder of an outstanding Option or Stock Purchase Right granted under the Plan.

          (w) “Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.

          (x) “Participant” means an Employee, Director or Consultant.

          (y) “Plan” means this 2002 Qualified Stock Plan.

          (z) “Restricted Stock” means shares of Common Stock acquired pursuant to a grant of Stock Purchase Rights under Section 11 of the Plan.

          (aa) “Restricted Stock Purchase Agreement” means a written agreement between the Company and the Optionee evidencing the terms and restrictions applying to stock purchased under a Stock Purchase Right. The Restricted Stock Purchase Agreement is subject to the terms and conditions of the Plan and the Notice of Grant.

          (bb) “Rule 16b-3” means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

          (cc) “Section 16(b)” means Section 16(b) of the Exchange Act.

          (dd) “Share” means a share of the Common Stock, as adjusted in accordance with Section 13 of the Plan.

          (ee) “Stock Purchase Right” means the right to purchase Common Stock pursuant to Section 11 of the Plan, as evidenced by a Notice of Grant.

          (ff) “Subsidiary” means a “subsidiary corporation”, whether now or hereafter existing, as defined in Section 424(f) of the Code.

     3. Stock Subject to the Plan. Subject to the provisions of Section 13 of the Plan, the maximum aggregate number of Shares that may be optioned and sold under the Plan is 2,825,000 Shares plus an increase to be added on January 1, 2005 of 750,000 shares. The Shares may be authorized, but unissued, or reacquired Common Stock.

          If an Option or Stock Purchase Right expires or becomes unexercisable without having been exercised in full, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated); provided, however, that Shares that have actually been issued under the Plan, whether upon exercise of an Option or Stock Purchase Right, shall not be returned to the Plan and shall not become available for future distribution under the Plan, except that if Shares of Restricted Stock are repurchased by the Company at their original purchase price, such Shares shall become available for future grant under the Plan.

     4. Administration of the Plan.

          (a) Procedure.

               (i) Multiple Administrative Bodies. Different Committees with respect to different groups of Participants may administer the Plan.

               (ii) Section 162(m). To the extent that the Administrator determines it to be desirable to qualify Options granted hereunder as “performance-based compensation” within the meaning of Section 162(m) of the Code, the Plan shall be administered by a Committee of two or more “outside directors” within the meaning of Section 162(m) of the Code.

               (iii) Rule 16b-3. To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder shall be structured to satisfy the requirements for exemption under Rule 16b-3.

               (iv) Other Administration. Other than as provided above, the Plan shall be administered by (A) the Board or (B) a Committee, which committee shall be constituted to satisfy Applicable Laws.

          (b) Powers of the Administrator. Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

               (i) to determine the Fair Market Value;

               (ii) to select the Participants to whom Options and Stock Purchase Rights may be granted hereunder;

               (iii) to determine the number of shares of Common Stock to be covered by each Option and Stock Purchase Right granted hereunder;

               (iv) to approve forms of agreement for use under the Plan;

               (v) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Option or Stock Purchase Right granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options or Stock Purchase Rights may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option or Stock Purchase Right or the shares of Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

               (vi) to construe and interpret the terms of the Plan and awards granted pursuant to the Plan;

               (vii) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of satisfying applicable foreign laws;

               (viii) to modify or amend each Option or Stock Purchase Right (subject to Section 16(c) of the Plan), including the discretionary authority to extend the post-termination exercisability period of Options longer than is otherwise provided for in the Plan;

               (ix) to allow Optionees to satisfy withholding tax obligations by electing to have the Company withhold from the Shares to be issued upon exercise of an Option or Stock Purchase Right that number of Shares having a Fair Market Value equal to the minimum amount required to be withheld. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined. All elections by an Optionee to have Shares withheld for this purpose shall be made in such form and under such conditions as the Administrator may deem necessary or advisable;

               (x) to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Option or Stock Purchase Right previously granted by the Administrator;

               (xi) to make all other determinations deemed necessary or advisable for administering the Plan.

          (c) Effect of Administrator’s Decision. The Administrator’s decisions, determinations and interpretations shall be final and binding on all Optionees and any other holders of Options or Stock Purchase Rights.

     5. Eligibility. Nonstatutory Stock Options and Stock Purchase Rights may be granted to Participants. Incentive Stock Options may be granted only to Employees.

     6. Limitations.

          (a) Each Option shall be designated in the Option Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds $100,000, such Options shall be treated as Nonstatutory Stock Options. For purposes of this Section 6(a), Incentive Stock Options shall be taken into account in the order in which they were granted. The Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

          (b) Neither the Plan nor any Option or Stock Purchase Right shall confer upon an Optionee any right with respect to continuing the Optionee’s relationship as a Participant with the Company, nor shall they interfere in any way with the Optionee’s right or the Company’s right to terminate such relationship at any time, with or without cause.

          (c) The following limitations shall apply to grants of Options:

               (i) No Participant shall be granted, in any fiscal year of the Company, Options to purchase more than 1,500,000 Shares.

               (ii) In connection with his or her initial service, a Participant may be granted Options to purchase up to an additional 1,500,000 Shares, which shall not count against the limit set forth in subsection (i) above.

               (iii) The foregoing limitations shall be adjusted proportionately in connection with any change in the Company’s capitalization as described in Section 13.

               (iv) If an Option is cancelled in the same fiscal year of the Company in which it was granted (other than in connection with a transaction described in Section 13), the cancelled Option will be counted against the limits set forth in subsections (i) and (ii) above.

     7. Term of Plan. Subject to Section 20 of the Plan, the Plan shall become effective upon its adoption by the Board. It shall continue in effect for a term of ten (10) years unless terminated earlier under Section 16 of the Plan.

     8. Term of Option. The term of each Option shall be stated in the Option Agreement. In the case of an Incentive Stock Option, the term shall be ten (10) years from the date of grant or such shorter term as may be provided in the Option Agreement. Moreover, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option shall be five (5) years from the date of grant or such shorter term as may be provided in the Option Agreement.

     9. Option Exercise Price and Consideration.

          (a) Exercise Price. The per Share exercise price for the Shares to be issued pursuant to exercise of an Option shall be determined by the Administrator, subject to the following:

               (i) 750,000 Shares granted by the Company under the Plan will have a per Share exercise price equal to the greater of (i) $4.00 or (ii) the Fair Market Value on March 17, 2003, an additional 450,000 Shares granted by the Company under the Plan will have a per Share exercise price equal to the Fair Market Value on March 15, 2004 and any Shares added to the Plan in 2005 pursuant to Section 3 will have a per Share exercise price equal to the Fair Market Value on March 15, 2005. Notwithstanding the foregoing, the Company shall have the right to grant Options and Stock Purchase Rights under the Plan to purchase up to 1,625,000 Shares with a per Share exercise price determined by the Administrator.

               (ii) In the case of an Incentive Stock Option

                    (A) granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

                    (B) granted to any Employee other than an Employee described in paragraph (A) immediately above, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

               (iii) In the case of a Nonstatutory Stock Option granted after 2005, the per Share exercise price shall be determined by the Administrator. In the case of a Nonstatutory Stock Option intended to qualify as “performance-based compensation” within the meaning of Section 162(m) of the Code, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

               (iv) Notwithstanding the foregoing, Options may be granted with a per Share exercise price of less than 100% of the Fair Market Value per Share on the date of grant pursuant to a merger or other corporate transaction where the Company remains as the successor corporation.

          (b) Waiting Period and Exercise Dates. At the time an Option is granted, the Administrator shall fix the period within which the Option may be exercised and shall determine any conditions that must be satisfied before the Option may be exercised.

          (c) Form of Consideration. The Administrator shall determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator shall determine the acceptable form of consideration at the time of grant. Such consideration may consist entirely of:

               (i) cash;

               (ii) check;

               (iii) promissory note;

               (iv) other Shares which, in the case of Shares acquired directly or indirectly from the Company, (A) have been owned by the Optionee for more than six (6) months on the date of surrender, and (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised;

               (v) consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan;

               (vi) a reduction in the amount of any Company liability to the Optionee, including any liability attributable to the Optionee’s participation in any Company-sponsored deferred compensation program or arrangement;

               (vii) any combination of the foregoing methods of payment; or

               (viii) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws.

     10. Exercise of Option.

          (a) Procedure for Exercise; Rights as a Stockholder. Any Option granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement. Unless the Administrator provides otherwise, vesting of Options granted hereunder shall be suspended beginning on the 91st day of an Optionee’s leave of absence and will resume on the date the Optionee returns to work on a regular schedule as determined by the Company; provided, however, that no vesting credit will be awarded for the time vesting has been suspended during such leave of absence. An Option may not be exercised for a fraction of a Share.

               An Option shall be deemed exercised when the Company receives: (i) written or electronic notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Agreement and the Plan. Shares issued upon exercise of an Option shall be issued in the name of the Optionee or, if requested by the Optionee, in the name of the Optionee and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the

Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 13 of the Plan.

               Exercising an Option in any manner shall decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

          (b) Termination of Relationship as a Participant. If an Optionee ceases to be a Participant, other than upon the Optionee’s death or Disability, the Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for three (3) months following the Optionee’s termination. If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified by the Administrator, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

          (c) Disability of Optionee. If an Optionee ceases to be a Participant as a result of the Optionee’s Disability, the Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following the Optionee’s termination. If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

          (d) Death of Optionee. If an Optionee dies while a Participant, the Option may be exercised following the Optionee’s death within such period of time as is specified in the Option Agreement to the extent that the Option is vested on the date of death (but in no event may the option be exercised later than the expiration of the term of such Option as set forth in the Option Agreement), by the Optionee’s designated beneficiary, provided such beneficiary has been designated prior to Optionee’s death in a form acceptable to the Administrator. If no such beneficiary has been designated by the Optionee, then such Option may be exercised by the personal representative of the Optionee’s estate or by the person(s) to whom the Option is transferred pursuant to the Optionee’s will or in accordance with the laws of descent and distribution. In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following Optionee’s death. If, at the time of death, Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall immediately revert to the Plan. If the Option is not so exercised within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

     11. Stock Purchase Rights.

          (a) Rights to Purchase. Stock Purchase Rights may be issued either alone, in addition to, or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. After the Administrator determines that it will offer Stock Purchase Rights under the Plan, it shall advise the offeree in writing or electronically, by means of a Notice of Grant, of the terms, conditions and restrictions related to the offer, including the number of Shares that the offeree shall be entitled to purchase, the price to be paid, and the time within which the offeree must accept such offer. The offer shall be accepted by execution of a Restricted Stock Purchase Agreement in the form determined by the Administrator.

          (b) Repurchase Option. Unless the Administrator determines otherwise, the Restricted Stock Purchase Agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser’s service with the Company for any reason (including death or Disability). The purchase price for Shares repurchased pursuant to the Restricted Stock Purchase Agreement shall be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to the Company. The repurchase option shall lapse at a rate determined by the Administrator.

          (c) Other Provisions. The Restricted Stock Purchase Agreement shall contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator in its sole discretion.

          (d) Rights as a Stockholder. Once the Stock Purchase Right is exercised, the purchaser shall have the rights equivalent to those of a stockholder, and shall be a stockholder when his or her purchase is entered upon the records of the duly authorized transfer agent of the Company. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Stock Purchase Right is exercised, except as provided in Section 13 of the Plan.

     12. Transferability of Options and Stock Purchase Rights. Unless determined otherwise by the Administrator, an Option or Stock Purchase Right may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee. If the Administrator makes an Option or Stock Purchase Right transferable, such Option or Stock Purchase Right shall contain such additional terms and conditions as the Administrator deems appropriate.

     13. Adjustments Upon Changes in Capitalization, Merger, or Change in Control.

          (a) Changes in Capitalization. Subject to any required action by the stockholders of the Company, the number of shares of Common Stock that have been authorized for issuance under the Plan but as to which no Options or Stock Purchase Rights have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option or Stock Purchase Right, the number of Shares that may be added annually to the Plan pursuant to Section 3, and the number of shares of Common Stock as well as the price per share of Common Stock covered by each such outstanding Option or Stock Purchase Right, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option or Stock Purchase Right.

          (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each Optionee as soon as practicable prior to the effective date of such proposed transaction. The Administrator in its discretion may provide for an Optionee to have the right to exercise his or her Option until ten (10) days prior to such transaction as to all of the Optioned Stock covered thereby, including Shares as to which the Option would not otherwise be exercisable. In addition, the Administrator may provide that any Company repurchase option applicable to any Shares purchased upon exercise of an Option or Stock Purchase Right shall lapse as to all such Shares, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised, an Option or Stock Purchase Right will terminate immediately prior to the consummation of such proposed action.

          (c) Merger or Change in Control. In the event of a merger of the Company with or into another corporation, or a Change in Control, each outstanding Option and Stock Purchase Right shall be assumed or an equivalent option or right substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the Option or Stock Purchase Right, the Optionee shall fully vest in and have the right to exercise the Option or Stock Purchase Right as to all of the Optioned Stock, including Shares as to which it would not otherwise be vested or exercisable. If an Option or Stock Purchase Right becomes fully vested and exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the Optionee in writing or electronically that the Option or Stock Purchase Right shall be fully vested and exercisable for a period of fifteen (15) days from the date of such notice, and the Option or Stock Purchase Right shall terminate upon the expiration of such period.

               For the purposes of this subsection (c), the Option or Stock Purchase Right shall be considered assumed if, following the merger or Change in Control, the option or right confers the right to purchase or receive, for each Share of Optioned Stock subject to the Option or Stock Purchase Right immediately prior to the merger or Change in Control, the consideration (whether stock, cash, or other securities or property) received in the merger or Change in Control by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or Change in Control is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option or Stock Purchase Right, for each Share of Optioned Stock subject to the Option or Stock Purchase Right, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or Change in Control.

     14. Stock Appreciation Rights. Officers subject to the short-swing profit restrictions of Applicable Laws may, in the Administrator’s sole discretion, be granted limited stock appreciation rights in tandem with their outstanding options. Upon the occurrence of a Hostile Take-Over, each outstanding option with such a limited stock appreciation right in effect for at least six (6) months shall automatically be cancelled and the Optionee shall be entitled to a cash distribution from the Company in an amount equal to the excess of (i) the Take-Over Price of the Shares subject to the cancelled option (whether or not such Shares are exercisable) over (ii) the aggregate exercise price payable for such Shares. The cash distribution payable upon such cancellation shall be made within five (5) days following the consummation of the Hostile Take-Over. Neither the approval of the Administrator nor the consent of the Board shall be required in connection with such option cancellation and cash distribution. The Shares subject to any option cancelled for an appreciation distribution pursuant to this Section shall not be available for subsequent grant under the Plan.

     A Hostile Take-Over shall be deemed to occur in the event (i) any person or related group of persons (other than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with, the Company) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities pursuant to a tender or exchange offer which the Board does not recommend the Company’s stockholders to accept and (ii) more than fifty percent (50%) of the securities so acquired in such tender or exchange offer are accepted from holders other than Company Officers and Directors subject to the short-swing profit restrictions of Applicable Laws.

     The Take-Over Price per share shall be deemed to be equal to the greater of (a) the Fair Market Value per share on the date of cancellation, or (b) the highest reported price per share paid in effecting such Hostile Take-Over; provided, however, that if the cancelled option is an Incentive Stock Option, the Take-Over Price shall not exceed the Fair Market Value per share on the date of cancellation.

     15. Date of Grant. The date of grant of an Option or Stock Purchase Right shall be, for all purposes, the date on which the Administrator makes the determination granting such Option or Stock Purchase Right, or such other later date as is determined by the Administrator. Notice of the determination shall be provided to each Optionee within a reasonable time after the date of such grant.

     16. Amendment and Termination of the Plan.

          (a) Amendment and Termination. The Board may at any time amend, alter, suspend or terminate the Plan.

          (b) Stockholder Approval. The Company shall obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

          (c) Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Optionee, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee and the Company. Termination of the Plan shall not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Options granted under the Plan prior to the date of such termination.

     17. Conditions Upon Issuance of Shares.

          (a) Legal Compliance. Shares shall not be issued pursuant to the exercise of an Option or Stock Purchase Right unless the exercise of such Option or Stock Purchase Right and the issuance and delivery of such Shares shall comply with Applicable Laws and shall be further subject to the approval of counsel for the Company with respect to such compliance.

          (b) Investment Representations. As a condition to the exercise of an Option or Stock Purchase Right, the Company may require the person exercising such Option or Stock Purchase Right to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

     18. Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

     19. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

     20. Stockholder Approval. The Plan shall be subject to approval by the stockholders of the Company within twelve (12) months after the date the Plan is adopted. Such stockholder approval shall be obtained in the manner and to the degree required under Applicable Laws.

KOMAG INCORPORATED

2002 QUALIFIED STOCK PLAN

STOCK OPTION AGREEMENT

     Unless otherwise defined herein, the terms defined in the 2002 Qualified Stock Plan shall have the same defined meanings in this Stock Option Agreement.

     1. NOTICE OF STOCK OPTION GRANT

     [Optionee’s Name and Address]

     You have been granted an option to purchase Common Stock of the Company, subject to the terms and conditions of the Plan and this Option Agreement, as follows:

Grant Number
Date of Grant
Vesting Commencement Date
Exercise Price per Share	$
Total Number of Shares Granted
Total Exercise Price	$

Type of Option:	_____ Incentive Stock Option _____ Nonstatutory Stock Option
Term/Expiration Date:

     Vesting Schedule:

     This Option shall be exercisable, in whole or in part, in accordance with the following schedule:

          [25% of the Shares subject to the Option shall vest twelve months after the Vesting Commencement Date, and 1/48 of the Shares subject to the Option shall vest each month thereafter, subject to the Optionee continuing to be a Participant on such dates].

     Termination Period:

     This Option may be exercised for [three months] after Optionee ceases to be a Participant. Upon the death or Disability of the Optionee, this Option may be exercised for [twelve months] after Optionee ceases to be a Participant. In no event shall this Option be exercised later than the Term/Expiration Date as provided above.

     2. AGREEMENT

          (a) Grant of Option.

          The Plan Administrator of the Company hereby grants to the Optionee named in the Notice of Grant attached as Part I of this Agreement (the “Optionee”) an option (the “Option”) to purchase the number of Shares, as set forth in the Notice of Grant, at the exercise price per share set forth in the Notice of Grant (the “Exercise Price”), subject to the terms and conditions of the Plan, which is incorporated herein by reference. Subject to Section 16(c) of the Plan, in the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this Option Agreement, the terms and conditions of the Plan shall prevail.

          If designated in the Notice of Grant as an Incentive Stock Option (“ISO”), this Option is intended to qualify as an Incentive Stock Option under Section 422 of the Code. However, if this Option is intended to be an Incentive Stock Option, to the extent that it exceeds the $100,000 rule of Code Section 422(d) it shall be treated as a Nonstatutory Stock Option (“NSO”).

          (b) Exercise of Option.

                    (A) Right to Exercise. This Option is exercisable during its term in accordance with the Vesting Schedule set out in the Notice of Grant and the applicable provisions of the Plan and this Option Agreement.

                    (B) Method of Exercise. This Option is exercisable by delivery of an exercise notice, in the form attached as Exhibit A (the “Exercise Notice”), which shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised (the “Exercised Shares”), and such other representations and agreements as may be required by the Company pursuant to the provisions of the Plan. The Exercise Notice shall be completed by the Optionee and delivered to [Title] of the Company. The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price as to all Exercised Shares. This Option shall be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by such aggregate Exercise Price.

               No Shares shall be issued pursuant to the exercise of this Option unless such issuance and exercise complies with Applicable Laws. Assuming such compliance, for income tax purposes the Exercised Shares shall be considered transferred to the Optionee on the date the Option is exercised with respect to such Exercised Shares.

          (c) Method of Payment.

          Payment of the aggregate Exercise Price shall be by any of the following, or a combination thereof, at the election of the Optionee:

               (i) cash; or

               (ii) check; or

               (iii) consideration received by the Company under a formal cashless exercise program implemented by the Company in connection with the Plan; or

               (iv) surrender of other Shares which (i) in the case of Shares acquired either directly or indirectly from the Company, have been owned by the Optionee for more than six (6) months on the date of surrender, and (ii) have a Fair Market Value on the date of surrender equal to the aggregate Exercise Price of the Exercised Shares; or

          (d) Non-Transferability of Option.

          This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by the Optionee. The terms of the Plan and this Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

          (e) Term of Option.

          This Option may be exercised only within the term set out in the Notice of Grant, and may be exercised during such term only in accordance with the Plan and the terms of this Option Agreement.

          (f) Tax Obligations.

                    (A) Withholding Taxes. Optionee agrees to make appropriate arrangements with the Company (or the Parent or Subsidiary employing or retaining Optionee) for the satisfaction of all Federal, state, local and foreign income and employment tax withholding requirements applicable to the Option exercise. Optionee acknowledges and agrees that the Company may refuse to honor the exercise and refuse to deliver Shares if such withholding amounts are not delivered at the time of exercise.

                    (B) Notice of Disqualifying Disposition of ISO Shares. If the Option granted to Optionee herein is an ISO, and if Optionee sells or otherwise disposes of any of the Shares acquired pursuant to the ISO on or before the later of (1) the date two years after the Date of Grant, or (2) the date one year after the date of exercise, the Optionee shall immediately notify the Company in writing of such disposition. Optionee agrees that Optionee may be subject to income tax withholding by the Company on the compensation income recognized by the Optionee.

          (g) Entire Agreement; Governing Law.

          The Plan is incorporated herein by reference. The Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee’s interest except by means of a writing signed by the Company and Optionee. This agreement is governed by the internal substantive laws, but not the choice of law rules, of California.

          (h) NO GUARANTEE OF CONTINUED SERVICE.

          OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS A PARTICIPANT AT THE WILL OF THE COMPANY (AND NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED AN OPTION OR PURCHASING SHARES HEREUNDER). OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A PARTICIPANT FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE WITH OPTIONEE’S RIGHT OR THE COMPANY’S RIGHT TO TERMINATE OPTIONEE’S RELATIONSHIP AS A PARTICIPANT AT ANY TIME, WITH OR WITHOUT CAUSE.

          By your signature and the signature of the Company’s representative below, you and the Company agree that this Option is granted under and governed by the terms and conditions of the Plan and this Option Agreement. Optionee has reviewed the Plan and this Option Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option Agreement and fully understands all provisions of the Plan and Option Agreement. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions relating to the Plan and Option Agreement. Optionee further agrees to notify the Company upon any change in the residence address indicated below.

OPTIONEE:

KOMAG INCORPORATED

Signature	By

Print Name	Title

Residence Address

EXHIBIT A

KOMAG INCORPORATED

2002 QUALIFIED STOCK PLAN

EXERCISE NOTICE

Komag Incorporated
1710 Automation Parkway
San Jose, CA 95131-1873]

Attention: [Title]

     1. Exercise of Option. Effective as of today,  _______________,  ________, the undersigned (“Purchaser”) hereby elects to purchase  _______________ shares (the “Shares”) of the Common Stock of Komag Incorporated (the “Company”) under and pursuant to the 2002 Qualified Stock Plan (the “Plan”) and the Stock Option Agreement dated,  ______________ (the “Option Agreement”). Subject to adjustment in accordance with Section 13 of the Plan, the purchase price for the Shares shall be $ __________, as required by the Option Agreement.

     2. Delivery of Payment. Purchaser herewith delivers to the Company the full purchase price for the Shares.

     3. Representations of Purchaser. Purchaser acknowledges that Purchaser has received, read and understood the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions.

     4. Rights as Shareholder. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Shares so acquired shall be issued to the Optionee as soon as practicable after exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date of issuance, except as provided in Section 13 of the Plan.

     5. Tax Consultation. Purchaser understands that Purchaser may suffer adverse tax consequences as a result of Purchaser’s purchase or disposition of the Shares. Purchaser represents that Purchaser has consulted with any tax consultants Purchaser deems advisable in connection with the purchase or disposition of the Shares and that Purchaser is not relying on the Company for any tax advice.

     6. Entire Agreement; Governing Law. The Plan and Option Agreement are incorporated herein by reference. This Agreement, the Plan and the Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Purchaser with respect to the subject matter hereof, and may not be modified adversely to the Purchaser’s interest except by means of a writing signed by the Company and Purchaser. This agreement is governed by the internal substantive laws, but not the choice of law rules, of California.

Submitted by:	Accepted by:

PURCHASER:

KOMAG INCORPORATED

Signature	By

Print Name	Its

Address:	Address: 1710 Automation Parkway San Jose, CA 95131-1873

Date Received

KOMAG INCORPORATED

2002 QUALIFIED STOCK PLAN

NOTICE OF GRANT OF STOCK PURCHASE RIGHT

     Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Notice of Grant.

     [Grantee’s Name and Address]

     You have been granted the right to purchase Common Stock of the Company, subject to the Company’s Repurchase Option and your ongoing status as a Participant (as described in the Plan and the attached Restricted Stock Purchase Agreement), as follows:

Grant Number

Date of Grant

Price Per Share	$

Total Number of Shares Subject to This Stock Purchase Right

Expiration Date:

     YOU MUST EXERCISE THIS STOCK PURCHASE RIGHT BEFORE THE EXPIRATION DATE OR IT WILL TERMINATE AND YOU WILL HAVE NO FURTHER RIGHT TO PURCHASE THE SHARES. By your signature and the signature of the Company’s representative below, you and the Company agree that this Stock Purchase Right is granted under and governed by the terms and conditions of the 2002 Qualified Stock Plan and the Restricted Stock Purchase Agreement, attached hereto as Exhibit A-1, both of which are made a part of this document. You further agree to execute the attached Restricted Stock Purchase Agreement as a condition to purchasing any shares under this Stock Purchase Right.

GRANTEE:

KOMAG INCORPORATED

Signature	By

Print Name	Title

EXHIBIT A-1

KOMAG INCORPORATED

2002 QUALIFIED STOCK PLAN

RESTRICTED STOCK PURCHASE AGREEMENT

     Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Restricted Stock Purchase Agreement.

     WHEREAS the Purchaser named in the Notice of Grant (the “Purchaser”) is a Participant and the Purchaser’s continued participation is considered by the Company to be important for the Company’s continued growth; and

     WHEREAS in order to give the Purchaser an opportunity to acquire an equity interest in the Company as an incentive for the Purchaser to participate in the affairs of the Company, the Administrator has granted to the Purchaser a Stock Purchase Right subject to the terms and conditions of the Plan and the Notice of Grant, which are incorporated herein by reference, and pursuant to this Restricted Stock Purchase Agreement (the “Agreement”).

     NOW THEREFORE, the parties agree as follows:

     1. Sale of Stock. The Company hereby agrees to sell to the Purchaser and the Purchaser hereby agrees to purchase shares of the Company’s Common Stock (the “Shares”), at the per Share purchase price and as otherwise described in the Notice of Grant.

     2. Payment of Purchase Price. The purchase price for the Shares may be paid by delivery to the Company at the time of execution of this Agreement of cash, a check, or some combination thereof.

     3. Repurchase Option.

          (a) In the event the Purchaser ceases to be a Participant for any or no reason (including death or disability) before all of the Shares are released from the Company’s Repurchase Option (see Section 4), the Company shall, upon the date of such termination (as reasonably fixed and determined by the Company) have an irrevocable, exclusive option (the “Repurchase Option”) for a period of sixty (60) days from such date to repurchase up to that number of shares which constitute the Unreleased Shares (as defined in Section 4) at the original purchase price per share (the “Repurchase Price”). The Repurchase Option shall be exercised by the Company by delivering written notice to the Purchaser or the Purchaser’s executor (with a copy to the Escrow Holder) AND, at the Company’s option, (i) by delivering to the Purchaser or the Purchaser’s executor a check in the amount of the aggregate Repurchase Price, or (ii) by canceling an amount of the Purchaser’s indebtedness to the Company equal to the aggregate Repurchase Price, or (iii) by a combination of (i) and (ii) so that the combined payment and cancellation of indebtedness equals the aggregate

Repurchase Price. Upon delivery of such notice and the payment of the aggregate Repurchase Price, the Company shall become the legal and beneficial owner of the Shares being repurchased and all rights and interests therein or relating thereto, and the Company shall have the right to retain and transfer to its own name the number of Shares being repurchased by the Company.

          (b) Whenever the Company shall have the right to repurchase Shares hereunder, the Company may designate and assign one or more employees, officers, directors or shareholders of the Company or other persons or organizations to exercise all or a part of the Company’s purchase rights under this Agreement and purchase all or a part of such Shares. If the Fair Market Value of the Shares to be repurchased on the date of such designation or assignment (the “Repurchase FMV”) exceeds the aggregate Repurchase Price of such Shares, then each such designee or assignee shall pay the Company cash equal to the difference between the Repurchase FMV and the aggregate Repurchase Price of such Shares.

     4. Release of Shares From Repurchase Option.

          (a)  ________________________ percent (______ %) of the Shares shall be released from the Company’s Repurchase Option [one year] after the Date of Grant and  ________________________ percent (______ %) of the Shares [at the end of each month thereafter], provided that the Purchaser does not cease to be a Participant prior to the date of any such release.

          (b) Any of the Shares that have not yet been released from the Repurchase Option are referred to herein as “Unreleased Shares.”

          (c) The Shares that have been released from the Repurchase Option shall be delivered to the Purchaser at the Purchaser’s request (see Section 6).

     5. Restriction on Transfer. Except for the escrow described in Section 6 or the transfer of the Shares to the Company or its assignees contemplated by this Agreement, none of the Shares or any beneficial interest therein shall be transferred, encumbered or otherwise disposed of in any way until such Shares are released from the Company’s Repurchase Option in accordance with the provisions of this Agreement, other than by will or the laws of descent and distribution.

     6. Escrow of Shares.

          (a) To ensure the availability for delivery of the Purchaser’s Unreleased Shares upon repurchase by the Company pursuant to the Repurchase Option, the Purchaser shall, upon execution of this Agreement, deliver and deposit with an escrow holder designated by the Company (the “Escrow Holder”) the share certificates representing the Unreleased Shares, together with the stock assignment duly endorsed in blank, attached hereto as Exhibit A-2. The Unreleased Shares and stock assignment shall be held by the Escrow Holder, pursuant to the Joint Escrow Instructions of the Company and Purchaser attached hereto as Exhibit A-3, until such time as the Company’s Repurchase Option expires.

          (b) The Escrow Holder shall not be liable for any act it may do or omit to do with respect to holding the Unreleased Shares in escrow while acting in good faith and in the exercise of its judgment.

          (c) If the Company or any assignee exercises the Repurchase Option hereunder, the Escrow Holder, upon receipt of written notice of such exercise from the proposed transferee, shall take all steps necessary to accomplish such transfer.

          (d) When the Repurchase Option has been exercised or expires unexercised or a portion of the Shares has been released from the Repurchase Option, upon request the Escrow Holder shall promptly cause a new certificate to be issued for the released Shares and shall deliver the certificate to the Company or the Purchaser, as the case may be.

          (e) Subject to the terms hereof, the Purchaser shall have all the rights of a shareholder with respect to the Shares while they are held in escrow, including without limitation, the right to vote the Shares and to receive any cash dividends declared thereon. If, from time to time during the term of the Repurchase Option, there is (i) any stock dividend, stock split or other change in the Shares, or (ii) any merger or sale of all or substantially all of the assets or other acquisition of the Company, any and all new, substituted or additional securities to which the Purchaser is entitled by reason of the Purchaser’s ownership of the Shares shall be immediately subject to this escrow, deposited with the Escrow Holder and included thereafter as “Shares” for purposes of this Agreement and the Repurchase Option.

     7. Legends. The share certificate evidencing the Shares, if any, issued hereunder shall be endorsed with the following legend (in addition to any legend required under applicable state securities laws):

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS UPON TRANSFER AND RIGHTS OF REPURCHASE AS SET FORTH IN AN AGREEMENT BETWEEN THE COMPANY AND THE SHAREHOLDER, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY.

     8. Adjustment for Stock Split. All references to the number of Shares and the purchase price of the Shares in this Agreement shall be appropriately adjusted to reflect any stock split, stock dividend or other change in the Shares that may be made by the Company after the date of this Agreement.

     9. Tax Consequences. The Purchaser has reviewed with the Purchaser’s own tax advisors the federal, state, local and foreign tax consequences of this investment and the transactions contemplated by this Agreement. The Purchaser is relying solely on such advisors and not on any statements or representations of the Company or any of its agents. The Purchaser understands that the Purchaser (and not the Company) shall be responsible for the Purchaser’s own tax liability that may arise as a result of the transactions contemplated by this Agreement. The Purchaser understands that Section 83 of the Internal Revenue Code of 1986, as amended (the “Code”), taxes as ordinary income the difference between the purchase price for the Shares and the Fair Market Value of the Shares as of the date any restrictions on the Shares lapse. In this context, “restriction” includes the right of the Company to buy back the Shares pursuant to the Repurchase Option. The Purchaser understands that the Purchaser may elect to be taxed at the time the Shares are purchased rather than when and as the Repurchase Option expires by filing an election under Section 83(b) of the Code with the IRS within 30 days from the date of purchase. The form for making this election is attached as Exhibit A-4 hereto.

          THE PURCHASER ACKNOWLEDGES THAT IT IS THE PURCHASER’S SOLE RESPONSIBILITY AND NOT THE COMPANY’S TO FILE TIMELY THE ELECTION UNDER SECTION 83(b), EVEN IF THE PURCHASER REQUESTS THE COMPANY OR ITS REPRESENTATIVES TO MAKE THIS FILING ON THE PURCHASER’S BEHALF.

     10. General Provisions.

          (a) This Agreement shall be governed by the internal substantive laws, but not the choice of law rules of California. This Agreement, subject to the terms and conditions of the Plan and the Notice of Grant, represents the entire agreement between the parties with respect to the purchase of the Shares by the Purchaser. Subject to Section 16(c) of the Plan, in the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this Agreement, the terms and conditions of the Plan shall prevail. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Agreement.

          (b) Any notice, demand or request required or permitted to be given by either the Company or the Purchaser pursuant to the terms of this Agreement shall be in writing and shall be deemed given when delivered personally or deposited in the U.S. mail, First Class with postage prepaid, and addressed to the parties at the addresses of the parties set forth at the end of this Agreement or such other address as a party may request by notifying the other in writing.

               Any notice to the Escrow Holder shall be sent to the Company’s address with a copy to the other party hereto.

          (c) The rights of the Company under this Agreement shall be transferable to any one or more persons or entities, and all covenants and agreements hereunder shall inure to the benefit of, and be enforceable by the Company’s successors and assigns. The rights and obligations of the Purchaser under this Agreement may only be assigned with the prior written consent of the Company.

          (d) Either party’s failure to enforce any provision of this Agreement shall not in any way be construed as a waiver of any such provision, nor prevent that party from thereafter enforcing any other provision of this Agreement. The rights granted both parties hereunder are cumulative and shall not constitute a waiver of either party’s right to assert any other legal remedy available to it.

          (e) The Purchaser agrees upon request to execute any further documents or instruments necessary or desirable to carry out the purposes or intent of this Agreement.

          (f) PURCHASER ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO SECTION 4 HEREOF IS EARNED ONLY BY CONTINUING SERVICE AS A PARTICIPANT AT THE WILL OF THE COMPANY (AND NOT THROUGH THE ACT OF BEING HIRED OR PURCHASING SHARES HEREUNDER). PURCHASER FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF

CONTINUED ENGAGEMENT AS A PARTICIPANT FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE WITH PURCHASER’S RIGHT OR THE COMPANY’S RIGHT TO TERMINATE PURCHASER’S RELATIONSHIP AS A PARTICIPANT AT ANY TIME, WITH OR WITHOUT CAUSE.

     By Purchaser’s signature below, Purchaser represents that he or she is familiar with the terms and provisions of the Plan, and hereby accepts this Agreement subject to all of the terms and provisions thereof. Purchaser has reviewed the Plan and this Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Agreement and fully understands all provisions of this Agreement. Purchaser agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan or this Agreement. Purchaser further agrees to notify the Company upon any change in the residence indicated in the Notice of Grant.

DATED: __________________________

PURCHASER:

KOMAG INCORPORATED

Signature	By

Print Name	Title

EXHIBIT A-2

ASSIGNMENT SEPARATE FROM CERTIFICATE

     FOR VALUE RECEIVED I,  __________________________________, hereby sell, assign and transfer unto _________________________________________________________  (____________) shares of the Common Stock of Komag Incorporated standing in my name of the books of said corporation represented by Certificate No.  _______ herewith and do hereby irrevocably constitute and appoint  __________________________________________  to transfer the said stock on the books of the within named corporation with full power of substitution in the premises.

     This Stock Assignment may be used only in accordance with the Restricted Stock Purchase Agreement (the “Agreement”) between Komag Incorporated and the undersigned dated  _________________, ______.

Dated:	,	Signature:

     INSTRUCTIONS: Please do not fill in any blanks other than the signature line. The purpose of this assignment is to enable the Company to exercise the Repurchase Option, as set forth in the Agreement, without requiring additional signatures on the part of the Purchaser.

EXHIBIT A-3

JOINT ESCROW INSTRUCTIONS

,

Corporate Secretary
Komag Incorporated
1710 Automation Parkway
San Jose, CA 95131-1873

Dear ___________________:

     As Escrow Agent for both Komag Incorporated, a Delaware corporation (the “Company”), and the undersigned purchaser of stock of the Company (the “Purchaser”), you are hereby authorized and directed to hold the documents delivered to you pursuant to the terms of that certain Restricted Stock Purchase Agreement (“Agreement”) between the Company and the undersigned, in accordance with the following instructions:

     1. In the event the Company and/or any assignee of the Company (referred to collectively as the “Company”) exercises the Company’s Repurchase Option set forth in the Agreement, the Company shall give to Purchaser and you a written notice specifying the number of shares of stock to be purchased, the purchase price, and the time for a closing hereunder at the principal office of the Company. Purchaser and the Company hereby irrevocably authorize and direct you to close the transaction contemplated by such notice in accordance with the terms of said notice.

     2. At the closing, you are directed (a) to date the stock assignments necessary for the transfer in question, (b) to fill in the number of shares being transferred, and (c) to deliver same, together with the certificate evidencing the shares of stock to be transferred, to the Company or its assignee, against the simultaneous delivery to you of the purchase price (by cash, a check, or some combination thereof) for the number of shares of stock being purchased pursuant to the exercise of the Company’s Repurchase Option.

     3. Purchaser irrevocably authorizes the Company to deposit with you any certificates evidencing shares of stock to be held by you hereunder and any additions and substitutions to said shares as defined in the Agreement. Purchaser does hereby irrevocably constitute and appoint you as Purchaser’s attorney-in-fact and agent for the term of this escrow to execute with respect to such securities all documents necessary or appropriate to make such securities negotiable and to complete any transaction herein contemplated, including but not limited to the filing with any applicable state blue sky authority of any required applications for consent to, or notice of transfer of, the securities.

Subject to the provisions of this paragraph 3, Purchaser shall exercise all rights and privileges of a shareholder of the Company while the stock is held by you.

     4. Upon written request of the Purchaser, but no more than once per calendar year, unless the Company’s Repurchase Option has been exercised, you shall deliver to Purchaser a certificate or certificates representing so many shares of stock as are not then subject to the Company’s Repurchase Option. Within 90 days after Purchaser ceases to be a Participant, you shall deliver to Purchaser a certificate or certificates representing the aggregate number of shares held or issued pursuant to the Agreement and not purchased by the Company or its assignees pursuant to exercise of the Company’s Repurchase Option.

     5. If at the time of termination of this escrow you should have in your possession any documents, securities, or other property belonging to Purchaser, you shall deliver all of the same to Purchaser and shall be discharged of all further obligations hereunder.

     6. Your duties hereunder may be altered, amended, modified or revoked only by a writing signed by all of the parties hereto.

     7. You shall be obligated only for the performance of such duties as are specifically set forth herein and may rely and shall be protected in relying or refraining from acting on any instrument reasonably believed by you to be genuine and to have been signed or presented by the proper party or parties. You shall not be personally liable for any act you may do or omit to do hereunder as Escrow Agent or as attorney-in-fact for Purchaser while acting in good faith, and any act done or omitted by you pursuant to the advice of your own attorneys shall be conclusive evidence of such good faith.

     8. You are hereby expressly authorized to disregard any and all warnings given by any of the parties hereto or by any other person or corporation, excepting only orders or process of courts of law, and are hereby expressly authorized to comply with and obey orders, judgments or decrees of any court. In case you obey or comply with any such order, judgment or decree, you shall not be liable to any of the parties hereto or to any other person, firm or corporation by reason of such compliance, notwithstanding any such order, judgment or decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.

     9. You shall not be liable in any respect on account of the identity, authorities or rights of the parties executing or delivering or purporting to execute or deliver the Agreement or any documents or papers deposited or called for hereunder.

     10. You shall not be liable for the outlawing of any rights under the statute of limitations with respect to these Joint Escrow Instructions or any documents deposited with you.

     11. You shall be entitled to employ such legal counsel and other experts as you may deem necessary properly to advise you in connection with your obligations hereunder, may rely upon the advice of such counsel, and may pay such counsel reasonable compensation therefor.

     12. Your responsibilities as Escrow Agent hereunder shall terminate if you shall cease to be an officer or agent of the Company or if you shall resign by written notice to each party. In the event of any such termination, the Company shall appoint a successor Escrow Agent.

     13. If you reasonably require other or further instruments in connection with these Joint Escrow Instructions or obligations in respect hereto, the necessary parties hereto shall join in furnishing such instruments.

     14. It is understood and agreed that should any dispute arise with respect to the delivery and/or ownership or right of possession of the securities held by you hereunder, you are authorized and directed to retain in your possession without liability to anyone all or any part of said securities until such disputes shall have been settled either by mutual written agreement of the parties concerned or by a final order, decree or judgment of a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected, but you shall be under no duty whatsoever to institute or defend any such proceedings.

     15. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States Post Office, by registered or certified mail with postage and fees prepaid, addressed to each of the other parties thereunto entitled at the following addresses or at such other addresses as a party may designate by ten days’ advance written notice to each of the other parties hereto.

COMPANY:	Komag Incorporated 1710 Automation Parkway San Jose, CA 95131-1873

PURCHASER:

ESCROW AGENT:	Corporate Secretary Komag Incorporated 1710 Automation Parkway San Jose, CA 95131-1873

     16. By signing these Joint Escrow Instructions, you become a party hereto only for the purpose of said Joint Escrow Instructions; you do not become a party to the Agreement.

     17. This instrument shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and permitted assigns.

     18. These Joint Escrow Instructions shall be governed by, and construed and enforced in accordance with, the internal substantive laws, but not the choice of law rules, of California.

Very truly yours,

KOMAG INCORPORATED

By

Title

PURCHASER:

Signature

Print Name

ESCROW AGENT:

Corporate Secretary

EXHIBIT A-4

ELECTION UNDER SECTION 83(b)

OF THE INTERNAL REVENUE CODE OF 1986

The undersigned taxpayer hereby elects, pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended, to include in taxpayer’s gross income for the current taxable year the amount of any compensation taxable to taxpayer in connection with his or her receipt of the property described below:

1.	The name, address, taxpayer identification number and taxable year of the undersigned are as follows:

NAME:	TAXPAYER:	SPOUSE:

ADDRESS:

IDENTIFICATION NO.:	TAXPAYER:	SPOUSE:

TAXABLE YEAR:

2.	The property with respect to which the election is made is described as follows: ____________ shares (the “Shares”) of the Common Stock of Komag Incorporated (the “Company”).

3.	The date on which the property was transferred is: __________________, _______.

4.	The property is subject to the following restrictions:

The Shares may be repurchased by the Company, or its assignee, upon certain events. This right lapses with regard to a portion of the Shares based on the continued performance of services by the taxpayer over time.

5.	The fair market value at the time of transfer, determined without regard to any restriction other than a restriction which by its terms will never lapse, of such property is: $ _________________.

6.	The amount (if any) paid for such property is: $ _________________.

The undersigned has submitted a copy of this statement to the person for whom the services were performed in connection with the undersigned’s receipt of the above-described property. The transferee of such property is the person performing the services in connection with the transfer of said property.

The undersigned understands that the foregoing election may not be revoked except with the consent of the Commissioner.

Dated:	,
Taxpayer

The undersigned spouse of taxpayer joins in this election.

Dated:	,
Spouse of Taxpayer

Appendix B

KOMAG, INCORPORATED

2002 EMPLOYEE STOCK PURCHASE PLAN

     The following constitutes the provisions of the 2002 Employee Stock Purchase Plan of Komag, Incorporated.

     1. Purpose. The purpose of the Plan is to provide Employees with an opportunity to purchase Common Stock through accumulated payroll deductions. It is the intention of the Company to have the Plan qualify as an “Employee Stock Purchase Plan” under Section 423 of the Code. The provisions of the Plan, accordingly, shall be construed so as to extend and limit Plan participation in a manner that is consistent with the requirements of that section of the Code.

     2. Definitions.

          (a) “Administrator” means the Board or any committee thereof designated by the Board in accordance with Section 14.

          (b) “Board” means the Board of Directors of the Company.

          (c) “Change of Control” means the occurrence of any of the following events:

               (i) Any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the “beneficial owner” (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the total voting power represented by the Company’s then outstanding voting securities; or

               (ii) The consummation of the sale or disposition by the Company of all or substantially all of the Company’s assets; or

               (iii) The consummation of a merger or consolidation of the Company, with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company, or such surviving entity or its parent outstanding immediately after such merger or consolidation.

               (iv) A change in the composition of the Board, as a result of which fewer than a majority of the Directors are Incumbent Directors. “Incumbent Directors” means Directors who either (A) are Directors as of the effective date of the Plan (pursuant to Section 23), or (B) are elected, or nominated for election, to the Board with the affirmative votes of at least a majority of those Directors whose election or nomination was not in connection with any transaction described in subsections (i), (ii) or (iii) or in connection with an actual or threatened proxy contest relating to the election of Directors of the Company.

          (d) “Code” means the Internal Revenue Code of 1986, as amended. Any reference to a section of the Code herein shall be a reference to any successor or amended section of the Code.

          (e) “Common Stock” means the common stock of the Company.

          (f) “Company” means Komag Incorporated, a Delaware corporation.

          (g) “Compensation” means an Employee’s base straight time gross earnings, bonuses and commissions (to the extent such commissions are an integral, recurring part of compensation), but exclusive of payments for incentive compensation, overtime, shift premium and other compensation. Prior to an Offering Period, the Administrator may determine that additional items of compensation shall be included or excluded from the definition of Compensation for that Offering Period.

          (h) “Designated Subsidiary” means any Subsidiary that has been designated by the Administrator from time to time in its sole discretion as eligible to participate in the Plan.

          (i) “Director” means a member of the Board.

          (j) “Employee” means any individual who is a common law employee of an Employer and is customarily employed for at least twenty (20) hours per week and more than five (5) months in any calendar year by the Employer. For purposes of the Plan, the employment relationship shall be treated as continuing intact while the individual is on sick leave or other leave of absence approved by the Employer. Where the period of leave exceeds ninety (90) days and the individual’s right to reemployment is not guaranteed either by statute or by contract, the employment relationship shall be deemed to have terminated on the 91st day of such leave.

          (k) “Employer” means any one or all of the Company and its Designated Subsidiaries.

          (l) “Enrollment Date” means the first Trading Day of each Offering Period.

          (m) “Exchange Act” means the Securities Exchange Act of 1934, as amended, including the rules and regulations promulgated thereunder.

          (n) “Exercise Date” means the last Trading Day at or before the last day of fiscal month of February and August of each year. Prior to an Offering Period, the Administrator may change the Exercise Date(s) for that Offering Period. The first Exercise Date under the Plan shall be the last Trading Day before the end of fiscal month of August, 2003, unless otherwise determined by the Administrator.

          (o) “Fair Market Value” means, as of any date, the value of Common Stock determined as follows:

               (i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for the Common Stock (or the closing bid, if no sales were reported) as quoted on such exchange or system on the date of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable, or;

               (ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean of the closing bid and asked prices for the Common Stock on the date of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable, or;

               (iii) In the absence of an established market for the Common Stock, its Fair Market Value shall be determined in good faith by the Administrator.

          (p) “Offering Periods” means the periods of approximately six (6) months during which an option granted pursuant to the Plan may be exercised, commencing on the first Trading Day on or following the first day of the fiscal month of March and September of each year and terminating on the last Trading Day at or before the last day of the following fiscal month of August and February of each year. The duration and timing of Offering Periods may be changed pursuant to Section 4 of this Plan.

          (q) “Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.

          (r) “Plan” means this 2002 Employee Stock Purchase Plan.

          (s) “Purchase Period” means the approximately six (6) month period commencing on the next trading day following one Exercise Date and ending with the next Exercise Date, except that the first Purchase Period of any Offering Period shall commence on the Enrollment Date and end with the next Exercise Date.

          (t) “Purchase Price” means an amount equal to eighty-five percent (85%) of the Fair Market Value of a share of Common Stock on the Enrollment Date or on the Exercise Date, whichever is lower; provided however, that the Purchase Price may be adjusted by the Administrator pursuant to Section 20.

          (u) “Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code.

          (v) “Trading Day” means a day on which the U.S. national stock exchanges and the Nasdaq System are open for trading.

     3. Eligibility.

          (a) General. Any individual who is an Employee as of the Enrollment Date of any Offering Period shall be eligible to participate in such Offering Period, subject to the requirements of Section 5.

          (b) Limitations. Any provisions of the Plan to the contrary notwithstanding, no Employee shall be granted an option under the Plan (i) to the extent that, immediately after the grant, such Employee (or any other person whose stock would be attributed to such Employee pursuant to Section 424(d) of the Code) would own capital stock of the Company or any Parent or Subsidiary of the Company and/or hold outstanding options to purchase such stock possessing five percent (5%) or more of the total combined voting power or value of all classes of the capital stock of the Company or of any Parent or Subsidiary of the Company, or (ii) to the extent that his or her rights to purchase stock under all employee stock purchase plans (as defined in Section 423 of the Code) of the Company or any Parent or Subsidiary of the Company accrues at a rate which exceeds twenty-five thousand dollars ($25,000) worth of stock (determined at the Fair Market Value of the stock at the time such option is granted) for each calendar year in which such option is outstanding at any time.

     4. Offering Periods. The Plan shall be implemented by consecutive (and if determined by the Administrator, overlapping) Offering Periods with a new Offering Period commencing on the first Trading Day on or after the first day of fiscal month of March and September of each year, or on such other dates as the Administrator shall determine, and continuing thereafter until terminated in accordance with Section 20. The Administrator shall have the power to change the duration of Offering Periods (including the commencement dates thereof) with respect to future offerings without stockholder approval if such change is announced prior to the scheduled beginning of the first Offering Period to be affected thereafter.

     5. Participation. An Employee who is eligible to participate in the Plan pursuant to Section 3(b) may become a participant by (i) submitting to the Company’s payroll office (or its designee), on or before a date prescribed by the Administrator prior to an applicable Enrollment Date, a properly completed subscription agreement authorizing payroll deductions in the form provided by the Administrator for such purpose, or (ii) following an electronic or other enrollment procedure prescribed by the Administrator.

     6. Payroll Deductions.

          (a) At the time a participant enrolls in the Plan pursuant to Section 5, he or she shall elect to have payroll deductions made on each payday during the Offering Period in an amount not exceeding 10% of the Compensation which he or she receives on each such payday. Prior to the commencement of an Offering Period, the Administrator may change the maximum amount of Compensation that may be contributed under the Plan for that Offering Period.

          (b) Payroll deductions authorized by a participant shall commence on the first payday following the Enrollment Date and shall end on the last payday in the Offering Period to which such authorization is applicable, unless sooner terminated by the participant as provided in Section 10.

          (c) All payroll deductions made for a participant shall be credited to his or her account under the Plan and shall be withheld in whole percentages only. A participant may not make any additional payments into such account.

          (d) A participant may discontinue his or her participation in the Plan as provided in Section 10, or may either increase or decrease the rate of his or her payroll deductions during the Offering Period by (i) properly completing and submitting to the Company’s payroll office (or its designee), on or before a date prescribed by the Administrator prior to an applicable Exercise Date, a new subscription agreement authorizing the change in payroll deduction rate in the form provided by the Administrator for such purpose, or (ii) following an electronic or other procedure prescribed by the Administrator; provided, however, that a participant may only make one payroll deduction change during each Purchase Period. If a participant has not followed such procedures to change the rate of payroll deductions, the rate of his or her payroll deductions shall continue at the originally elected rate throughout the Offering Period and future Offering Periods (unless terminated as provided in Section 10). The Administrator may, in its sole discretion, limit the nature and/or number of payroll deduction rate changes that may be made by participants during any Offering Period. Any change in payroll deduction rate made pursuant to this Section 6(d) shall be effective as of the first full payroll period following five (5) business days after the date on which the change is made by the participant (unless the Administrator, in its sole discretion, elects to process a given change in payroll deduction rate more quickly).

          (e) Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and Section 3(c), a participant’s payroll deductions may be decreased to zero percent (0%) at any time during a Purchase Period. Payroll deductions shall recommence at the rate originally elected by the participant effective as of the beginning of the first Purchase Period which is scheduled to end in the following calendar year, unless terminated by the participant as provided in Section 10.

          (f) At the time the option is exercised, in whole or in part, or at the time some or all of the Company’s Common Stock issued under the Plan is disposed of, the participant must make adequate provision for the Company’s federal, state, or other tax withholding obligations, if any, which arise upon the exercise of the option or the disposition of the Common Stock. At any time, the Company may, but shall not be obligated to, withhold from the participant’s compensation the amount necessary for the Company to meet applicable withholding obligations, including any withholding required to make available to the Company any tax deductions or benefits attributable to the sale or early disposition of Common Stock by the Employee.

     7. Grant of Option. On the Enrollment Date of each Offering Period, each Employee participating in such Offering Period shall be granted an option to purchase on each Exercise Date during such Offering Period (at the applicable Purchase Price) up to a number of shares of Common Stock determined by dividing such participant’s payroll deductions accumulated prior to such Exercise Date and retained in the participant’s account as of the Exercise Date by the applicable Purchase Price; provided that in no event shall a participant be permitted to purchase during each Purchase Period more than 1,500 shares of Common Stock and the aggregate number of shares purchased during any Purchase Period may not exceed 150,000 shares (subject to any adjustment pursuant to Section 19), and provided further that such purchase shall be subject to the limitations set forth in Sections 3(b) and 13. The Employee may accept the grant of such option by electing to participate in the Plan in accordance with the requirements of Section 5. The Administrator may, for future Offering Periods, increase or decrease, in its absolute discretion, the maximum number of shares of Common Stock that a participant may purchase during each Purchase Period of such Offering Period. Exercise of the option shall occur as provided in Section 8, unless the participant has withdrawn pursuant to Section 10. The option shall expire on the last day of the Offering Period.

     8. Exercise of Option.

          (a) Unless a participant withdraws from the Plan as provided in Section 10, his or her option for the purchase of shares of Common Stock shall be exercised automatically on the Exercise Date, and the maximum number of full shares subject to option shall be purchased for such participant at the applicable Purchase Price with the accumulated payroll deductions in his or her account. No fractional shares of Common Stock shall be purchased; any payroll deductions accumulated in a participant’s account which are not sufficient to purchase a full share shall be retained in the participant’s account for the subsequent Purchase Period or Offering Period, subject to earlier withdrawal by the participant as provided in Section 10. Any other monies left over in a participant’s account after the Exercise Date shall be returned to the participant. During a participant’s lifetime, a participant’s option to purchase shares hereunder is exercisable only by him or her.

          (b) Notwithstanding any contrary Plan provision, if the Administrator determines that, on a given Exercise Date, the number of shares of Common Stock with respect to which options are to be exercised may exceed (i) the number of shares of Common Stock that were available for sale under the Plan on the Enrollment Date of the applicable Offering Period, or (ii) the number of shares of Common Stock available for sale under the Plan on such Exercise Date, the Administrator may in its sole discretion (x) provide that the Company shall make a pro rata allocation of the shares of Common Stock available for purchase on such Enrollment Date or Exercise Date, as applicable, in as uniform a manner as shall be practicable and as it shall determine in its sole discretion to be equitable among all participants exercising options to purchase Common Stock on such Exercise Date, and continue all Offering Periods then in effect, or (y) provide that the Company shall make a pro rata allocation of the shares of Common Stock available for purchase on such Enrollment Date or Exercise Date, as applicable, in as uniform a manner as shall be practicable and as it shall determine in its sole discretion to be equitable among all participants exercising options to purchase Common Stock on such Exercise Date, and terminate any or all Offering Periods then in effect pursuant to Section 20. The Company may make pro rata allocation of the shares of Common Stock available on the Enrollment Date of any applicable Offering Period pursuant to the preceding sentence, notwithstanding any authorization of additional shares of Common Stock for issuance under the Plan by the Company’s shareholders subsequent to such Enrollment Date.

     9. Delivery. As soon as administratively practicable after each Exercise Date on which a purchase of shares of Common Stock occurs, the Company shall arrange the delivery to each participant, as appropriate, the shares purchased upon exercise of his or her option in a form determined by the Administrator (in its sole discretion) and pursuant to rules established by the Administrator. No participant shall have any voting, dividend, or other shareholder rights with respect to shares of Common Stock subject to any option granted under the Plan until such shares have been purchased and delivered to the participant as provided in this Section 9.

     10. Withdrawal.

          (a) Under procedures established by the Administrator, a participant may withdraw all but not less than all the payroll deductions credited to his or her account and not yet used to exercise his or her option under the Plan at any time by (i) submitting to the Company’s payroll office (or its designee) a written notice of withdrawal in the form prescribed by the Administrator for such purpose, or (ii) following an electronic or other withdrawal procedure prescribed by the Administrator. All of the participant’s payroll deductions credited to his or her account shall be paid to such participant as promptly as practicable after the effective date of his or her withdrawal and such participant’s option for the Offering Period shall be automatically terminated, and no further payroll deductions for the purchase of shares shall be made for such Offering Period. If a participant withdraws from an Offering Period, payroll deductions shall not resume at the beginning of the succeeding Offering Period unless the participant re-enrolls in the Plan in accordance with the provisions of Section 5.

          (b) A participant’s withdrawal from an Offering Period shall not have any effect upon his or her eligibility to participate in any similar plan which may hereafter be adopted by the Company or in succeeding Offering Periods which commence after the termination of the Offering Period from which the participant withdraws.

     11. Termination of Employment. Upon a participant’s ceasing to be an Employee for any reason other than his or her death, he or she shall be deemed to have elected to withdraw from the Plan, the participant’s option shall be automatically terminated and the payroll deductions credited to the participant’s account during the Offering Period but not yet used to purchase shares of Common Stock under the Plan shall be returned to him or her. The preceding sentence notwithstanding, a participant who receives payment in lieu of notice of termination of employment shall be treated as continuing to be an Employee for the participant’s customary number of hours per week of employment during the period in which the participant is subject to such payment in lieu of notice. If within 90 days before an Exercise Date, a participant ceases to be an Employee due to his or her death, then the payroll deductions credited to the participant’s account during the Offering Period but not yet used to purchase shares of Common Stock under the Plan shall be used to purchase shares on such Exercise Date unless the person or persons entitled under Section 15 to any cash accumulated by the participant prior to his or her death elect otherwise in such manner as the Administrator may specify. If more than 90 days before an Exercise Date, a participant ceases to be an Employee due to his or her death, or the person or persons entitled under Section 15 to any cash accumulated by a deceased participant elect to withdraw from the Plan pursuant to the preceding sentence, then the participant’s option shall be automatically terminated and the payroll deductions credited to the participant’s account during the Offering Period but not yet used to purchase shares of Common Stock under the Plan shall not be used to purchase Common Stock and instead shall be distributed pursuant to Section 15.

     12. Interest. No interest shall accrue on the payroll deductions of a participant in the Plan.

     13. Stock.

          (a) Subject to adjustment upon changes in capitalization of the Company as provided in Section 19, the maximum number of shares of Common Stock which shall be made available for sale under the Plan shall be 300,000.

          (b) Shares of Common Stock to be delivered to a participant under the Plan shall be registered in the name of the participant or in the name of the participant and his or her spouse.

     14. Administration. The Plan shall be administered by the Board or a committee of members of the Board who shall be appointed from time to time by, and shall serve at the pleasure of, the Board. The Administrator shall have full and exclusive discretionary authority to construe, interpret and apply the terms of the Plan, to determine eligibility and to adjudicate all disputed claims filed under the Plan. The Administrator, in its sole discretion and on such terms and conditions as it may provide, may delegate to one or more individuals all or any part of its authority and powers under the Plan. Every finding, decision and determination made by the Administrator (or its designee) shall, to the full extent permitted by law, be final and binding upon all parties.

     15. Designation of Beneficiary.

          (a) A participant may designate a beneficiary who, following the participant’s death, is to receive any shares of Common Stock and/or cash credited to the participant’s account under the Plan but not yet distributed to the participant. The designated beneficiary (or other person described in Section 15(b)) also shall have the rights described in Section 11 in the event of the participant’s death. If a participant is married and the designated beneficiary is not the spouse, spousal consent shall be required for such designation to be effective.

          (b) Such designation of beneficiary may be changed by the participant at any time. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant’s death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

          (c) All beneficiary designations under this Section 15 shall be made in such form and manner as the Administrator may prescribe from time to time.

     16. Transferability. Neither payroll deductions credited to a participant’s account nor any rights with regard to the exercise of an option or to receive shares of Common Stock under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in Section 15) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw from an Offering Period in accordance with Section 10.

     17. Use of Funds. All payroll deductions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions. Until shares of Common Stock are issued under the Plan (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), a participant shall only have the rights of an unsecured creditor with respect to such shares.

     18. Reports. Individual accounts shall be maintained for each participant in the Plan. Statements of account shall be given to participating Employees at least annually, which statements shall set forth the amounts of payroll deductions, the Purchase Price, the number of shares of Common Stock purchased and the remaining cash balance, if any.

     19. Adjustments, Dissolution, Liquidation or Change of Control.

          (a) Adjustments. In the event that any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Common Stock or other securities of the Company, or other change in the corporate structure of the Company affecting the Common Stock such that an adjustment is determined by the Administrator (in its sole discretion) to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Administrator shall, in such manner as it may deem equitable, adjust the number and class of Common Stock which may be delivered under the Plan, the Purchase Price per share and the number of shares of Common Stock covered by each option under the Plan which has not yet been exercised, and the numerical limits of Sections 7 and 13.

          (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Offering Period then in progress shall be shortened by setting a new Exercise Date (the “New Exercise Date”), and shall terminate immediately prior to the consummation of such proposed dissolution or liquidation, unless provided otherwise by the Board. The New Exercise Date shall be before the date of the Company’s proposed dissolution or liquidation. The Board shall notify each participant in writing, at least ten (10) business days prior to the New Exercise Date, that the Exercise Date for the participant’s option has been changed to the New Exercise Date and that the participant’s option shall be exercised automatically on the New Exercise Date, unless prior to such date the participant has withdrawn from the Offering Period as provided in Section 10.

          (c) Change of Control. In the event of a Change of Control, each outstanding option shall be assumed or an equivalent option substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the option, any Purchase Periods then in progress shall be shortened by setting a new Exercise Date (the “New Exercise Date”) and any Offering Periods then in progress shall end on the New Exercise Date. The New Exercise Date shall be before the date of the Company’s proposed Change of Control. The Board shall notify each participant in writing, at least ten (10) business days prior to the New Exercise Date, that the Exercise Date for the participant’s option has been changed to the New Exercise Date and that the participant’s option shall be exercised automatically on the New Exercise Date, unless prior to such date the participant has withdrawn from the Offering Period as provided in Section 10.

     20. Amendment or Termination.

          (a) The Administrator may at any time and for any reason terminate or amend the Plan. Except as provided in Section 19, no such termination can affect options previously granted under the Plan, provided that an Offering Period may be terminated by the Administrator on any Exercise Date if the Administrator determines that the termination of the Plan is in the best interests of the Company and its stockholders. Except as provided in Section 19 and this Section 20, no amendment may make any change in any option theretofore granted which adversely affects the rights of any participant. To the extent necessary to comply with Section 423 of the Code (or any successor rule or provision or any other applicable law, regulation or stock exchange rule), the Company shall obtain stockholder approval in such a manner and to such a degree as required.

          (b) Without stockholder consent and without regard to whether any participant rights may be considered to have been “adversely affected,” the Administrator shall be entitled to change the Offering Periods, limit the frequency and/or number of changes in the amount withheld during an Offering Period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a participant in order to adjust for delays or mistakes in the Company’s processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each participant properly correspond with amounts withheld from the participant’s Compensation, and establish such other limitations or procedures as the Administrator determines in its sole discretion advisable which are consistent with the Plan.

          (c) In the event the Administrator determines that the ongoing operation of the Plan may result in unfavorable financial accounting consequences, the Board may, in its discretion and, to the extent necessary or desirable, modify or amend the Plan to reduce or eliminate such accounting consequence including, but not limited to:

               (i) altering the Purchase Price for any Offering Period including an Offering Period underway at the time of the change in Purchase Price;

               (ii) shortening any Offering Period so that Offering Period ends on a new Exercise Date, including an Offering Period underway at the time of the Board action; and

               (iii) allocating shares.

Such modifications or amendments shall not require stockholder approval or the consent of any Plan participants.

     21. Notices. All notices or other communications by a participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

     22. Conditions Upon Issuance of Shares. Shares of Common Stock shall not be issued with respect to an option under the Plan unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, including the rules and regulations promulgated thereunder, the Exchange Act and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

          As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

     23. Term of Plan. The Plan shall become effective upon the earlier to occur of its adoption by the Board or its approval by the stockholders of the Company. It shall continue in effect until terminated under Section 20.

     24. Automatic Transfer to Low Price Offering Period. If the Administrator has specified overlapping Offering Periods, then to the extent permitted by any applicable laws, regulations, or stock exchange rules if the Fair Market Value of the Common Stock on any Exercise Date in an Offering Period is lower than the Fair Market Value of the Common Stock on the Enrollment Date of such Offering Period, then all participants in such Offering Period shall be automatically withdrawn from such Offering Period immediately after the exercise of their option on such Exercise Date and automatically re-enrolled in the immediately following Offering Period.

SAMPLE SUBSCRIPTION AGREEMENT

KOMAG INCORPORATED

2002 EMPLOYEE STOCK PURCHASE PLAN

SUBSCRIPTION AGREEMENT

______ Original Application Offering Date: _______________________
______ Change in Payroll Deduction Rate
______ Change of Beneficiary(ies)

1.	_______________________________ hereby elects to participate in the Komag Incorporated 2002 Employee Stock Purchase Plan (the “Plan”) and subscribes to purchase shares of the Company’s Common Stock in accordance with this Subscription Agreement and the Plan.

2.	I hereby authorize payroll deductions from each paycheck in the amount of % of my Compensation on each payday (from 1 to 10%) during the Offering Period in accordance with the Plan. (Please note that no fractional percentages are permitted.)

3.	I understand that said payroll deductions shall be accumulated for the purchase of shares of Common Stock at the applicable Purchase Price determined in accordance with the Plan. I understand that if I do not withdraw from an Offering Period, any accumulated payroll deductions will be used to automatically exercise my option.

4.	I have received a copy of the complete Plan. I understand that my participation in the Plan is in all respects subject to the terms of the Plan. I understand that my ability to exercise the option under this Subscription Agreement is subject to shareholder approval of the Plan.

5.	Shares of Common Stock purchased for me under the Plan should be issued in the name(s) of Employee or Employee and Spouse only.

6.	I understand that if I dispose of any shares received by me pursuant to the Plan within 2 years after the Offering Date (the first day of the Offering Period during which I purchased such shares) or one year after the Exercise Date, I will be treated for federal income tax purposes as having received ordinary income at the time of such disposition in an amount equal to the excess of the fair market value of the shares at the time such shares were purchased by me over the price which I paid for the shares. I hereby agree to notify the Company in writing within 30 days after the date of any disposition of my shares and I will make adequate provision for Federal, state or other tax withholding obligations, if any, which arise upon the disposition of the Common Stock. The Company may, but will not be obligated to, withhold from my compensation the amount necessary to meet any applicable withholding obligation including any withholding necessary to make available to the Company any tax deductions or benefits attributable to sale or early disposition of Common Stock by me. If I dispose of such shares at any time after the expiration of the 2-year and 1-year holding periods, I understand that I will be treated for federal income tax purposes as having received income only at the time of such disposition, and that such income will be taxed as ordinary income only to the extent of an amount equal to the lesser of (1) the excess of the fair market value of the shares at the time of such disposition over the purchase price which I paid for the shares, or (2) 15% of the fair market value of the shares on the first day of the Offering Period. The remainder of the gain, if any, recognized on such disposition will be taxed as capital gain.

7.	I hereby agree to be bound by the terms of the Plan. The effectiveness of this Subscription Agreement is dependent upon my eligibility to participate in the Plan.

8.	In the event of my death, I hereby designate the following as my beneficiary(ies) to receive all payments and/or shares due me under the Plan:

NAME: (please print)

(First) (Middle) (Last)

Relationship

Percentage Benefit	(Address)

NAME: (please print)

(First) (Middle) (Last)

Relationship

Percentage of Benefit	(Address)

Employee’s Social Security Number:

Employee’s Address:

I UNDERSTAND THAT THIS SUBSCRIPTION AGREEMENT SHALL REMAIN IN EFFECT THROUGHOUT SUCCESSIVE OFFERING PERIODS UNLESS TERMINATED BY ME.

Dated:

Signature of Employee

Dated:

Spouse’s Signature (If beneficiary other than spouse)

SAMPLE WITHDRAWAL NOTICE

KOMAG INCORPORATED

2002 EMPLOYEE STOCK PURCHASE PLAN

NOTICE OF WITHDRAWAL

     The undersigned participant in the Offering Period of the Komag Incorporated 2002 Employee Stock Purchase Plan which began on  __________________,  _______ (the “Offering Date”) hereby notifies the Company that he or she hereby withdraws from the Offering Period. He or she hereby directs the Company to pay to the undersigned as promptly as practicable all the payroll deductions credited to his or her account with respect to such Offering Period. The undersigned understands and agrees that his or her option for such Offering Period will be automatically terminated. The undersigned understands further that no further payroll deductions will be made for the purchase of shares in the current Offering Period and the undersigned shall be eligible to participate in succeeding Offering Periods only by delivering to the Company a new Subscription Agreement.

Name and Address of Participant:

Signature:

Date:

PROXY

KOMAG, INCORPORATED
October 3, 2002 Special Meeting of Stockholders
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
KOMAG, INCORPORATED

     The undersigned stockholder of Komag, Incorporated, a Delaware corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated September 3, 2002 and hereby appoints Thian Hoo Tan and Edward H. Siegler, and each of them, proxy and attorney-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the October 3, 2002 Special Meeting of Stockholders of Komag, Incorporated, to be held on Thursday, October 3, 2002, at 10:00 a.m. Pacific Time, at the offices of Komag, Incorporated, Building 10, 1710 Automation Parkway, San Jose, California 95131, and at any postponement or adjournment thereof, and to vote all shares of common stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side, and, in their discretion, upon such other matter or matters which may properly come before the meeting and any adjournment(s) thereof.

     THIS PROXY WILL BE VOTED AS DIRECTED, OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED “FOR” THE APPROVAL OF THE 2002 QUALIFIED STOCK PLAN, “FOR” THE APPROVAL OF THE 2002 EMPLOYEE STOCK PURCHASE PLAN, “FOR” THE RATIFICATION OF OUR INDEPENDENT ACCOUNTANTS, AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

CONTINUED AND TO BE SIGNED ON THE OTHER SIDE

1.	PROPOSAL TO APPROVE THE 2002 QUALIFIED STOCK PLAN:

FOR	AGAINST	ABSTAIN

☐	☐	☐

2.	PROPOSAL TO APPROVE THE 2002 EMPLOYEE STOCK PURCHASE PLAN:

FOR	AGAINST	ABSTAIN

☐	☐	☐

3.	PROPOSAL TO RATIFY THE APPOINTMENT OF KPMG LLP AS INDEPENDENT ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 29, 2002:

FOR	AGAINST	ABSTAIN

☐	☐	☐

In their discretion, upon such other matter or matters which may properly come before the meeting and any adjournment(s) thereof.

Signature  ___________________________ Signature  ___________________________ Dated  _______________
This Proxy should be marked, dated and signed by the stockholder(s) exactly as its, his or her name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.